UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

WILSHIRE BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3200 Wilshire Blvd.
Los Angeles, California 90010
(213) 387-3200

April 20, 2012

To the Shareholders of Wilshire Bancorp, Inc.:

        It is with great pleasure that I extend a cordial invitation to attend the 2012 Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 30, 2012 at 10:00 a.m., local time, at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005.

        Details of the business to be conducted at the meeting are provided in the attached Notice of Annual Meeting of Shareholders and the attached proxy statement.

        As we have done in the past, we are furnishing proxy materials this year to some of our shareholders over the Internet. This process expedites the delivery of proxy materials in that materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting. We are also furnishing paper copies of our materials to some of our shareholders. All of our shareholders will be able to submit a proxy to vote their shares over the Internet or by telephone. Shareholders who receive paper copies of our proxy materials will also be able to vote their proxy by mail.

        If you received a paper copy of our proxy materials, instructions for Internet and telephone voting are included in the accompanying proxy card. If you received only a Notice of Internet Availability of Proxy Materials, that Notice contains instructions for accessing our proxy statement and 2011 Annual Report and for submitting your proxy online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions for requesting a paper copy of this proxy statement and our Annual Report.

        Your vote is important. Whether or not you plan to attend the annual meeting in person, we hope that you will vote on the matters to be considered. You may vote your shares over the Internet or by a toll-free telephone number. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

        We look forward to seeing you at the annual meeting.

Very truly yours,
/s/ JAE WHAN YOO Jae Whan Yoo President and Chief Executive Officer Wilshire Bancorp, Inc.

3200 Wilshire Blvd.
Los Angeles, California 90010
(213) 387-3200

APRIL 20, 2012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 30, 2012

        The 2012 Annual Meeting of Shareholders of Wilshire Bancorp, Inc. will be held on May 30, 2012 at 10:00 a.m., local time, at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005, for the following purposes:

  1.
  To elect four directors assigned to Class II of the Board of Directors of Wilshire Bancorp for three year terms expiring at the 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

  2.
  To approve a non-binding advisory proposal on the compensation of Wilshire Bancorp's executive officers;

  3.
  To approve a non-binding advisory proposal on the frequency of future shareholder votes on executive compensation;

  4.
  To approve an amendment to Wilshire Bancorp's articles of incorporation to increase the number of authorized shares of our common stock, no par value, from 80,000,000 shares to 200,000,000 shares;

  5.
  To transact such other business that may properly come before the annual meeting or any adjournment or postponement thereof.

        Our Board of Directors has fixed the close of business on April 10, 2012 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting. Each share of Wilshire Bancorp common stock is entitled to one vote on all matters presented at the annual meeting.

        Your vote is important. Whether or not you plan to attend the meeting, we urge you to submit your proxy over the Internet or via the toll-free telephone number, as we describe in the accompanying materials and the Notice of Internet Availability of Proxy Materials. As an alternative, if you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. No postage is necessary if mailed in the United States. Submitting your proxy over the Internet, via the toll-free telephone number or mailing a proxy card will not limit your right to vote in person or to attend the annual meeting. If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials because your shares are registered in different names or addresses, you will need to follow the instructions in each set of proxy materials that you receive in order to ensure that all your shares will be voted at the annual meeting. If your shares are held at a brokerage firm or a bank, you must provide them with instructions on how to vote your shares.

By Order of the Board of Directors
/s/ JAE WHAN YOO Jae Whan Yoo President and Chief Executive Officer Wilshire Bancorp, Inc.

Los Angeles, California
April 20, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be Held on May 30, 2012. Our proxy statement and 2011 Annual Report are available on the Internet at: http://www.edocumentview.com/WIBC.

i

ii

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 30, 2012

        We are providing these proxy materials in connection with Wilshire Bancorp's Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting. Please read it carefully.

        We are mailing our Notice of Internet Availability of Proxy Materials to certain of our shareholders on, or about April 20, 2012. The remainder of our shareholders will receive paper copies of this proxy statement and the accompanying proxy card, which were also first mailed to shareholders on or about April 27, 2012. Shareholders who receive paper copies of our proxy materials may also access this proxy statement and our 2011 Annual Report online at: http://www.edocumentview.com/WIBC.

        The Notice of Internet Availability of Proxy Materials instructs shareholders and beneficial owners of our common stock on how they may access our proxy materials, which include our proxy statement and 2011 Annual Report, over the Internet. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you on how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs how you may submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such proxy materials in the Notice of Internet Availability of Proxy Materials.

ABOUT THE ANNUAL MEETING

Q:    Who is soliciting my vote?

A:
The Board of Directors of Wilshire Bancorp is soliciting your vote at the 2012 Annual Meeting of Shareholders.

Q:    What is the purpose of the annual meeting?

A:
You will be voting on (i) the election of four directors assigned to Class II of the Board of Directors; (ii) a non-binding advisory proposal on the compensation of our executive officers; (iii) a non-binding advisory proposal on the frequency of holding future shareholder votes on executive compensation; and (iv) an amendment to our articles of incorporation to increase the number of authorized shares of our common stock. We will also consider any other business that may properly come before the meeting.

  We do not know of any other business to be presented at the annual meeting. Applicable rules and regulations provide that the person designated as proxy may vote in his or her discretion as to items of business with respect to which Wilshire Bancorp did not have notice prior to March 1, 2012.

Q:    What are the Board of Director's recommendations?

A:
The Board of Directors recommends a vote:

  For the election of the four nominees for directors assigned to Class II of the Board of Directors;

  For the non-binding advisory proposal on the compensation of our executive officers;

  For the non-binding advisory proposal to hold a shareholder vote on the compensation of our executive officers every "ONE" year; and

  For the proposal to amend our articles of incorporation to increase the number of authorized shares of common stock.

Q:    Who is entitled to vote at the annual meeting?

A:
The Board of Directors set April 10, 2012 as the record date for the annual meeting (the "record date"). All shareholders who owned Wilshire Bancorp common stock at the close of business on the record date may attend and vote at the annual meeting.

Q:    How many votes do I have?

A:
You will have one vote for each share of Wilshire Bancorp common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank, or other nominee.

Q:    What is the difference between holding shares as a shareholder of record and beneficial owner?

A:
Most shareholders of Wilshire Bancorp hold their shares through a broker, bank, or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Shareholder of Record.    If your shares are registered directly in your name with Wilshire Bancorp's transfer agent, Computershare, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by Wilshire Bancorp. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting.

  Beneficial Owner.    If your shares are held in a brokerage account, by a bank, or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank, or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or nominee on how to vote and are also invited to attend the annual meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the annual meeting unless you request, complete, and deliver a proxy from your broker, bank, or nominee. Your broker, bank, or nominee has enclosed a voting instruction card for you to use in directing the broker, bank, or nominee regarding how to vote your shares.

Q.    How do I vote?

A.
Via the Internet—All of our shareholders will be able to simplify their voting by submitting their proxy via the Internet. If you received a paper copy of our proxy materials, instructions for Internet voting are included in the accompanying proxy card. If you received only a Notice of Internet Availability of Proxy Materials, that notice contains instructions for accessing our proxy statement, 2011 Annual Report, and for submitting your proxy online. The Internet procedures are designed to authenticate a shareholder's identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting facilities for shareholders of record are available 24 hours a day and will close at 8:59 p.m. (Pacific) on May 29, 2012. You may access this proxy statement and related materials at http://www.edocumentview.com/WIBC.

  By Telephone—Our shareholders also have the option of submitting their proxy by telephone. The instructions for telephone voting are included in the accompanying proxy card.

  By Mail—Shareholders who receive a paper copy of this proxy statement and proxy card may vote by mail, by completing, signing, dating their proxy card, and mailing it in the pre-addressed envelope that accompanies the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the annual meeting in order for your shares to be voted.

  If you submit a proxy via the Internet, by telephone, or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this proxy statement and in the Notice of Internet Availability of Proxy Materials, specifically in favor of our nominees for director, in favor of the advisory proposal on executive compensation, in favor of holding an advisory vote on executive compensation every year, and in favor of the proposal to amend our articles of incorporation. If any other matters are properly presented at the annual meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date hereof, we knew of no other matters to be presented at the annual meeting.

  At the annual meeting—Shares held in your name as the shareholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring such proxy to the annual meeting.

Q.    How many votes can be cast by all shareholders?

A.
Each share of Wilshire Bancorp common stock is entitled to one vote on each matter presented to our shareholders. There is no cumulative voting in the election of directors. We had 71,282,518 shares of common stock outstanding and entitled to vote on the record date.

Q:    How many votes must be present to hold the annual meeting?

A:
A majority of Wilshire Bancorp's outstanding shares as of the record date must be present at the annual meeting in order to hold the annual meeting and conduct business. This is called a "quorum." Shares are counted as present at the annual meeting if you are present and vote in person at the annual meeting or a proxy has been properly submitted by you or on your behalf.

Q:    How many votes are required to elect directors?

A:
Directors are elected by the affirmative vote of the majority of all votes cast at the annual meeting (assuming that such votes represent at least a majority of the required quorum). Accordingly, a director nominee will be elected only if the number of votes "For" that nominee exceeds the number of votes "Withheld." If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but will not be counted as a vote "For" or "Withheld" the indicated director nominee(s). As described above, in addition to receiving more "For" than "Withheld" votes, directors must also receive at least a number of affirmative votes to constitute a majority of the required quorum at our annual meeting. Accordingly, withholding your vote for any director will negatively impact that directors' ability to be elected.

Q:
How many votes are required to approve the non-binding advisory proposal on the compensation of our executive officers?
A:
If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting, will be required to approve the non-binding advisory proposal on the compensation of our executive officers.

Q:
How many votes are required to approve the non-binding advisory proposal on the frequency of future shareholder votes on executive compensation?
A:
If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting, will be required to approve the non-binding advisory proposal on the frequency of future shareholder votes on executive compensation.

Q:
How many votes are required to approve the amendment our articles of incorporation to increase authorized shares of common stock?

If a quorum is present at the annual meeting, the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock will be required to approve the proposed amendment to our articles of incorporation.

Q:
How are abstentions and broker non-votes treated for the purposes of items to be voted upon at the annual meeting?

Abstentions and broker non-votes are counted towards a quorum, but are not counted as affirmative votes in determining whether a matter has been approved. Based upon the vote requirements for each proposal described above, abstentions and broker non-votes will negatively impact the approval of each of the proposals at the annual meeting, including the election of the four nominated directors.

Q:    What if I do not vote for the items listed on my proxy card?

A:
If you submit a proxy via the Internet, by telephone, or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this proxy statement and in the Notice of Internet Availability of Proxy Materials, specifically in favor of our nominees for director, in favor of the advisory proposal on executive compensation, in favor of holding an advisory vote on executive compensation every year and in favor of the proposal to amend our articles of incorporation. If any other matters are properly presented at the annual meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date hereof, we knew of no other matters to be presented at the annual meeting.

  If you are a beneficial owner and hold your shares in street name through a broker and do not submit a proxy, the broker or other nominee will determine whether it has the discretionary authority to vote on the particular matter.

Q:    Can I change or revoke my vote after I submit my proxy?

A:
Yes. Even if you submit a proxy via the Internet or telephone or by mail, you retain the power to revoke your proxy. You can revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the Corporate Secretary of Wilshire Bancorp specifying such revocation.

Q:
What does it mean if I receive more than one proxy or Notice of Internet Availability of Proxy Materials?

A:
It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards or Notices of Internet Availability of Proxy Materials that you receive.

Q:    Who can attend the annual meeting?

A:
All shareholders as of the record date, or their duly appointed proxies, may attend.

Q:    What do I need to bring to the annual meeting and when should I arrive?

A:
In order to be admitted to the annual meeting, a shareholder must present proof of ownership of Wilshire Bancorp stock on the record date. If your shares are held in the name of a bank, broker, or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership. Any holder of a proxy from a shareholder must present the proxy card, properly executed, to be admitted. Shareholders and proxy holders must also present a form of photo identification such as a driver's license.

  The annual meeting will be held at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005. Admission to the annual meeting will be limited. In order to ensure that you are seated by the commencement of the annual meeting at 10:00 a.m. on May 30, 2012, we recommend you arrive early.

Q:    Who pays for the proxy solicitation and how will Wilshire Bancorp solicit votes?

A:
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers, and other employees may solicit proxies by personal interview, telephone, facsimile, or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We may reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Q:    How can I obtain a copy of Wilshire Bancorp's 2011 Annual Report on Form 10-K?

A:
A copy of our 2011 Annual Report is being mailed with this proxy statement to each shareholder of record. Upon written request to the Corporate Secretary of Wilshire Bancorp, Inc., 3200 Wilshire Blvd., Los Angeles, California 90010, any shareholder may obtain a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules attached thereto, at no charge. Our annual report on Form 10-K is also accessible on the Internet at the following address: http://www.edocumentview.com/WIBC.

Q:    Is a list of shareholders available?

A:
The names of shareholders of record entitled to vote at the annual meeting will be available to shareholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. (local time) at our principal executive offices at 3200 Wilshire Blvd., Los Angeles, California 90010. To view the list, please contact Wilshire Bancorp's Corporate Secretary to make the appropriate arrangements.

Q:    How do I find out the voting results?

A:
You can find the official results of voting at the meeting and in our Current Report on Form 8-K to be filed within four days after the annual meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

        The Board of Directors has set the size of our board at 12 directors. Our articles of incorporation provide that the terms of office of the members of our Board of Directors be divided into three classes; Class I, Class II, and Class III, the members of which serve for a staggered three-year term. The terms of the current Class I, Class II, and Class III directors are set to expire at the annual meeting of Shareholders in 2014, 2012, and 2013, respectively. Three, four, and three directors currently serve in Class I, II, and III, respectively. Following the annual meeting, there will be one vacancy in Class I and Class III, but no vacancy in Class II.

        Although there are currently vacancies on the Board, you may not vote for a greater number of persons than the number of nominees named in this proxy statement. The Board of Directors, along with the assistance of our Nominations and Corporate Governance Committee, has considered, and continues to consider, whether to fill the current vacancies on the Board. At this time, the Board of Directors is searching for qualified candidates to fill these vacancies. In the event such appointment is made, the newly appointed director will be elected by the Board to serve until the class to which he or she has been appointed is next up for re-election by our shareholders.

        At the annual meeting, four directors comprising the Class II directors are to be elected. The Board of Directors has proposed the nominees listed below for election as Class II directors to serve until the 2015 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve as Class II directors on our Board of Directors and all of the nominees were recommended for re-election by the Nomination and Governance Committee of our Board of Directors.

        Unless otherwise specified in our form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve for a three-year term. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies will be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, there will be additional vacancies on our Board of Directors.

        There are no arrangements or understandings between Wilshire Bancorp and any person pursuant to which such person has been elected as a director.

        Set forth below is certain information with respect to each nominee for election as a Class II director:

Name	Age	Position Held with Wilshire Bancorp
Richard Y. Lim	79	Class II Director
Craig Mautner	52	Class II Director
Harry Siafaris	79	Class II Director
John R. Taylor	61	Class II Director

 Business Experience of Nominees

Richard Y. Lim, 79 Class II Director	Mr. Lim has been the owner and manager of High Society Tailor since 1968. He has experience and understanding of retail businesses and customer service.

Mr. Lim has served as a member of the Wilshire State Bank's Board of Directors since 1981, and was appointed a Class II Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. In addition, he joined Wilshire Bancorp's Nominations and Corporate Governance Committee and our Human Resources Committee in August 2004.

We believe Mr. Lim's experience in an array of commercial and retail businesses as well as customer relationships brings constructive insight to the Board in overseeing, among other matters, a broad range of matters critical to Wilshire Bancorp's banking business.

Craig Mautner, 52 Class II Director

Mr. Mautner is an expert in information technology and currently serves as a Senior Software Engineer at Google, a President at Pi Properties Inc., a real estate investment holding company, and a Manager in Mautner Family II, LLC., an investment holding company. Mr. Mautner has more than 25 years of experience in the development of software, hardware, and system architecture primarily with a consumer focus.

Mr. Mautner was appointed as a Class II Director of Wilshire Bancorp and a director of Wilshire State Bank in January 2012 and has served as a member of Nominations and Corporate Governance Committee since his appointment.

We believe Mr. Mautner's qualifications to serve on the Board of Directors include his extensive knowledge in information technologies as well as his leadership role in investments companies.
Harry Siafaris, 79 Class II Director

Mr. Siafaris has owned and operated Astro Restaurant since 1981 and Jan's Restaurant since 1984. Mr. Siafaris is also a real estate investor. He has experience and understanding of retail businesses, restaurant business, and real estate investments.

Mr. Siafaris has served as a member of Wilshire State Bank's Board of Directors since 1980 and was appointed a Class II Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. Since August 2004, he has served as Chairman of the Human Resources Committee of Wilshire Bancorp. He joined Wilshire Bancorp's Nominations and Corporate Governance Committee in August 2004.

We believe Mr. Siafaris' experience and understanding of retail businesses, restaurant business, and real estate investments provide the Board with valuable resources and insight relating to these and other matters.

John R. Taylor, 61 Class II Director

Mr. Taylor was a senior audit partner in KPMG LLP's Financial Services practice based in Los Angeles prior to his retirement on September 30, 2011. Mr. Taylor had over 38 years of public accounting experience and served numerous publicly held banks, financial institutions, and financial services clients during his 27 years as a KPMG partner.

Mr. Taylor was appointed as a Class II Director of Wilshire Bancorp and a director of Wilshire State Bank in November 2011. He currently serves as the Chairman of Wilshire Bancorp's Audit Committee and as a member of Nominations and Corporate Governance Committee.

We believe Mr. Taylor's qualifications to serve on the Board of Directors include his extensive experience in public accounting providing integrated audit services to the financial services industry with in-depth knowledge of the publicly-held financial institutions.

Vote Required

        Because this is an uncontested election, directors will be elected by the affirmative vote of the majority of all votes cast at our annual shareholders' meetings (assuming that such votes represent at least a majority of the required quorum). Under this type of majority vote standard, a director nominee will be elected only if the number of votes "For" that nominee exceeds the number of votes "Withheld." The number of "For" votes must also represent a majority of the number of votes required to establish a quorum at our annual meeting.

        If one of the above-named directors fails to be elected at the annual meeting, then, unless the incumbent director has earlier resigned, the term of that director will end on the date that is the earlier of 90 days after the date on which the voting results for the annual meeting are determined or the date on which the Board of Directors selects a person to fill the office held by that director.

Board Recommendation

        The Board of Directors recommends that shareholders vote FOR the election of the four nominees for directors assigned to Class II of the Board of Directors.

Other Directors and Executive Officers

        The following table sets forth information concerning our Class I and Class III directors and our executive officers:

Name	Age	Position Held with Wilshire Bancorp
Donald Byun	60	Class I Director
Lawrence Jeon	45	Class I Director
Steven Koh	66	Class I Director and Chairman of the Board
Kyu-Hyun Kim	77	Class III Director
Young Hi Pak	63	Class III Director
Jae Whan Yoo	63	Class III Director, President and Chief Executive Officer
Jack Choi	52	Chief Credit Officer and Executive Vice President
Alex Ko	45	Chief Financial Officer and Executive Vice President
Elaine Jeon	51	Chief Operations Administrator and Senior Vice President
Peter Koh	35	Deputy Chief Credit Officer and Senior Vice President

 Business Experience of Other Directors and Executive Officers

Donald Byun, 60 Class I Director	Mr. Byun has been the President of Jay Dee, Inc., a manufacturer of apparel, since 1990. He previously had an extensive banking career at Wilshire Bancorp, Inc. during which time he served as a Director, a Human Resource Committee member and an Audit Committee member of Wilshire Bancorp and Wilshire State Bank from 2004 to 2007. He also served as a director of Pacific Union Bank, formally a Los Angeles-based bank, from April 2000 until its sale in April 2004.

Mr. Byun was re-appointed as a member of Wilshire State Bank's Board of Directors and as a Class I Director of Wilshire Bancorp in July 2009. Mr. Byun is a member of our Audit Committee since July 2009 and Nominations and Corporate Governance Committee.

We believe Mr. Byun's experience in various commercial, consumer and investment businesses as well as his proficiency in corporate banking functions bring valuable insight to the Board in overseeing, among other matters, an extensive scope of topics critical to Wilshire Bancorp's banking business.

Lawrence Jeon, 45 Class I Director

Mr. Jeon is a Certified Public Accountant and the President of Lawrence Jeon & Co. He has more than 20 years of experience in public accounting, which includes financial audit and tax services for commercial banks, international trade companies and various types of businesses and industries. Founded in 2001, his company provides professional services in the areas of tax compliance and planning, financial audit, review and various business consulting. He also serves as a director and officer of non-profit organizations including Korean-American Chamber of Commerce in LA and Korean-American CPA Society of Southern California.

Mr. Jeon was appointed as a member of the Wilshire State Bank Board of Directors and Wilshire Bancorp Board as a Class I Director in December 2007. He is also Vice Chairman of our Audit Committee and a member of Nominations and Corporate Governance Committee.

We believe Mr. Jeon's qualifications to serve on the Board of Directors include his leadership experience, specifically his experience as a Certified Public Accountant, and valuable knowledge of the banking industry.

Steven Koh, 66 Class I Director & Chairman of the Board

Mr. Koh is the Chairman of Pacific Steel Corporation, an international steel trading and nationwide distributing company that he founded in 1973. He also has served as the Chairman of the World Federation of Overseas Korean Traders Association and as a director of the Center for Industrial Research & Executive Education in California State Polytechnic University since 1997.

Mr. Koh has served as a Director of Wilshire State Bank since 1986 and as Chairman of Wilshire State Bank's Board of Directors since 1993. Mr. Koh was appointed as a Director and Chairman of the Wilshire Bancorp Board upon Wilshire Bancorp's formation in December 2003. He became a member of Wilshire Bancorp's Nominations and Corporate Governance Committee and Human Resources Committee in August 2004.

We believe Mr. Koh's qualifications to serve as Chairman of Wilshire Bancorp's Board include his executive leadership and management experience in several businesses, including financial services businesses, over 25 years of experience and his knowledge and understanding of financial statement analysis, and his experience as Chairman of the Board for both private and publicly-traded companies.

Kyu-Hyun Kim, 77 Class III Director

Mr. Kim retired in 1992 as the President and Chief Executive Officer of KEI Trading Co., Inc., an import and distribution business of consumer electronic products. During his professional career with KEI Trading Co., Inc. and other international trading companies related to consumer electronic products, he served in a variety of positions including Manager, Chief Executive Officer and Director.

Mr. Kim has served as a member of the Wilshire State Bank Board of Directors since 1994, and was appointed as a Class III Director of Wilshire Bancorp in connection with the holding company reorganization that took place in August 2004. He has served as the Chairman of Wilshire Bancorp's Nominations and Corporate Governance Committee since August 2004. He has also served as a member of Wilshire Bancorp's Audit Committee and Human Resources Committee since August 2004.

We believe Mr. Kim's experience in the international trading industry, capital markets, and asset-management provides the Board with valuable insight on these and other matters.
Young Hi Pak, 63 Class III Director

Ms. Pak has been Vice President of Eden Marketing Corporation since her family founded the company in 1983. Eden Marketing Corporation conducts an international import and export business. Prior to joining Eden Marketing Corporation, Ms. Pak was a pharmacist in Korea.

Ms. Pak has served as a member of the Wilshire State Bank Board of Directors since 1994, and was appointed as a Class III Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. She has served as the Vice Chairperson of Wilshire Bancorp's Human Resources Committee since August 2004 and is a member of Nominations and Corporate Governance Committee.

We believe Ms. Pak's qualifications to serve on the Board of Directors include her extensive marketing and consulting experience in managing her company as well as developing and establishing businesses that have domestic and foreign operations. Her vast marketing and distribution business background brings valuable industry and market insight to the Board.

Jae Whan Yoo, 63 Class III Director & President and Chief Executive Officer

Mr. Yoo became President and Chief Executive Officer of Wilshire Bancorp and Wilshire State Bank and was appointed as a Class III director of each of Wilshire Bancorp and Wilshire State Bank, effective February 18, 2011. Previously, he served as President and Chief Executive Officer of Hanmi Financial Corp. and of Center Financial Corp., from 2003 until 2004, and from 2007 until 2011, respectively.

We believe Mr. Yoo's qualifications to serve as the President, Chief Executive Officer and as a director of Wilshire Bancorp and Wilshire State Bank are enhanced by his experience as Chief Executive Officer of other large, publicly traded financial institutions. At those institutions, he held similar responsibility for the strategic direction and management of the businesses' day-to-day operations. Mr. Yoo brings valuable broad industry knowledge and specific institutional experience to our Board of Directors.

Jack Choi, 52 Chief Credit Officer and Executive Vice President

Mr. Choi was appointed Executive Vice President and Chief Credit Officer of Wilshire Bancorp and Wilshire State Bank effective October 14, 2012. Mr. Choi is responsible for approving new loan production, assessing the portfolio risk and reserve adequacy, training and developing lending staff, and engaging in bank-wide strategic decisions. Before joining Wilshire Bancorp, Mr. Choi has more than 25 years of banking experience, primarily in the Korean-American community and was President and Chief executive Officer of Commonwealth Business Bank, a Korean-American bank serving Southern California, from 2005 to 2011.

Alex Ko, 45 Chief Financial Officer and Executive Vice President

Mr. Ko was appointed Senior Vice President and Chief Financial Officer of Wilshire Bancorp and Wilshire State Bank effective April 7, 2008. On April 1, 2010, Mr. Ko was promoted to Executive Vice President and Chief Financial Officer. Mr. Ko is responsible for Wilshire State Bank's corporate finance, corporate accounting and reporting, planning and financial risk management, treasury and investment relationship functions. Before joining Wilshire Bancorp, Mr. Ko practiced for twelve years as a Certified Public Accountant with KPMG. During that time, his focus was primarily in the area of financial services.

Elaine Jeon, 51 Chief Operations Administrator and Senior Vice President

Ms. Jeon, Senior Vice President and Chief Operations Administrator of Wilshire Bancorp and Wilshire State Bank, was named as executive officer as of May 23, 2011. Ms. Jeon is responsible for overall, day-to-day administration of the Bank, developing and implementing operations policies and procedures and responding regulatory requirements. Over 20 years of banking experience including 14 years at Wilshire, Ms. Jeon has served in various positions including operations as Chief Operations Administrator, accounting as Interim Chief Financial Officer and Controller, and lending.

Peter Koh, 35 Deputy Chief Credit Officer and Senior Vice President

Mr. Koh, Senior Vice President and Deputy Chief Credit Officer of Wilshire Bancorp and Wilshire State Bank, was named as an executive officer as of May 23, 2011. Mr. Koh is responsible for managing the quality of the loan portfolio, developing loan policies and procedures, overseeing Loan Administration, and training and guiding lending staff under the direction of Chief Credit Officer. Mr. Koh has served in various positions in the Bank including Planning Manager and Senior Loan Officer since 2007.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        We are committed to having sound corporate governance principles, both at the holding company level and at Wilshire State Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a set of Corporate Governance Guidelines that embodies these principles. Wilshire Bancorp and Wilshire State Bank have also adopted a Personal and Business Code of Conduct that applies to all officers, directors, employees and consultants, in accordance with the applicable NASDAQ rules. In addition, our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a separate Code of Professional Conduct for the Chief Executive Officer and Senior Financial Officers that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and with the applicable NASDAQ rules. Our Corporate Governance Guidelines, Personal and Business Code of Conduct, and Code of Professional Conduct for the Chief Executive Officer and Senior Financial Officers are posted on our Internet website (www.wilshirebank.com) under the Investor Relations page.

Board Independence

        Our Board of Directors has determined that each of our current directors, except Mr. Yoo, is independent under the applicable NASDAQ rules.

Director Qualifications

        We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the Board also considers the candidate's character, judgment, diversity, age, and skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors. For more information on diversity, see the discussion under the heading "Nominations and Corporate Governance Committee."

Independent Director Meetings

        At least twice a year, the independent members of our Board of Directors meet separately from the full Board of Directors and outside the presence of our management in executive session. The Board of Directors held twelve such executive sessions during the fiscal year 2011.

Shareholder Communications with Our Board of Directors

        Our Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors. Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 3200 Wilshire Blvd., Los Angeles, California 90010. Any such communication must contain:

  •
  a representation that the shareholder is a beneficial owner of our capital stock;

  •
  the name and address of the shareholder sending such communication; and

  •
  the class and number of shares of our capital stock that are beneficially owned by such shareholder.

        The Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Board Committees Composition

        The Board of Directors has established the following committees: Audit, Nominations and Corporate Governance, and Human Resources. Each of our directors also serves on the Board of Directors of Wilshire State Bank.

Committee Membership

        The membership and the function of each of our Board committees for 2011 are described below. Our Board of Directors generally meets in conjunction with the monthly meetings of the Board of Directors of Wilshire State Bank. During the fiscal year 2011, our Board held ten meetings and the Wilshire State Bank Board held eighteen meetings. Each director attended at least 75% of the total of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders' meetings. All directors attended the last annual meeting of our shareholders. The table below provides more detailed information on individual committee membership:

Name	Nominations & Corporate Governance Committee	Audit Committee	Human Resources Committee
Donald Byun	Member	Member
Lawrence Jeon	Member	Vice Chairman
Kyu-Hyun Kim	Chairman	Member	Member
Steven Koh	Member		Member
Richard Y. Lim	Member		Member
Craig Mautner(1)	Member
Young Hi Pak	Member		Vice Chairperson
Harry Siafaris	Member		Chairman
John R. Taylor	Member	Chairman

(1)
Mr. Craig Mautner was appointed on September 28, 2011 and his appointment was effective on January 30, 2012.

 Board Leadership Structure

        The roles of Chairman and Chief Executive Officer are separate positions within the Company. Mr. Koh serves as our Chairman and Mr. Yoo serves as our Chief Executive Officer. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Bank and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board of Directors.

Risk Oversight

        The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the risks relating to our business. The Board of Directors regularly receives reports from senior management on areas of material risk to the Bank, including our credit, liquidity, operational and legal and regulatory risks. In accordance with our Audit Committee Charter, the Audit Committee reviews areas of major financial risk exposure and the steps management has taken to monitor and control such exposure. It also meets periodically with management to discuss policies with respect to risk assessment and risk management. In addition, the Human Resources Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the Nominations and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Committees of Wilshire Bancorp

  Audit Committee

        Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

  •
  appointing, evaluating and determining the compensation of our independent auditors;

  •
  reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

  •
  reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

  •
  reviewing other risks that may have a significant impact on our financial statements;

  •
  preparing the Audit Committee report for inclusion in our annual proxy statement;

  •
  establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and

  •
  evaluating annually the Audit Committee Charter.

        The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

        Our Board of Directors has adopted a written charter for the Audit Committee meeting applicable standards of the SEC and NASDAQ. The members of the Audit Committee are John R. Taylor, Lawrence Jeon, Kyu-Hyun Kim, and Donald Byun. Mr. Taylor currently serves as Chairman of the Audit Committee and Mr. Jeon serves as the Committee's Vice Chairman. The Audit Committee meets regularly and held fifteen meetings during fiscal year 2011.

        The Board of Directors has determined that each of the members of the Audit Committee satisfies the independence and other composition requirements of the SEC and NASDAQ. Our Board has determined that Mr. Taylor qualifies as an "audit committee financial expert" under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"), and has the requisite accounting or related financial expertise required by applicable NASDAQ rules. Mr. Taylor was a senior audit partner with KPMG LLP's Financial Services practice based in Los Angeles prior to his retirement on September 30, 2011 and had over 38 years of public accounting experience including 27 years as a KPMG partner.

        A copy of our Audit Committee Charter can be found on our Internet website (www.wilshirebank.com) under the Investor Relations page.

Human Resources Committee

        Our Human Resources Committee makes recommendations to our Board relating to the compensation of our Chief Executive Officer and other executive officers, approves an annual report on executive compensation for inclusion in this annual proxy statement, and provides general oversight of compensation structure. Other specific duties and responsibilities of the Human Resources Committee include:

  •
  reviewing and approving objectives relevant to executive officer compensation;

  •
  evaluating performance and determining the compensation of our executive officers in accordance with those objectives;

  •
  reviewing employment agreements for executive officers and making recommendations to the Board of Directors concerning such employment agreements;

  •
  reviewing executive compensation for compliance with applicable laws and regulations; and

  •
  evaluating human resources and compensation strategies.

        Our Board of Directors has not adopted a written charter for our Human Resources Committee. The Human Resources Committee is composed of five directors, Harry Siafaris, Young Hi Pak, Steven Koh, Kyu-Hyun Kim, and Richard Y. Lim, each of whom the Board has determined is independent under applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Service. Mr. Siafaris serves as the Committee's Chairman and Ms. Pak serves as the Committee's Vice Chairperson. The Human Resources Committee held three meetings during the fiscal year 2011.

Nominations and Corporate Governance Committee

        Our Board of Directors has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

        Our Board has established a Nominations and Corporate Governance Committee for the purpose of reviewing all Board-recommended and shareholder-recommended nominees, determining each nominee's qualifications and making a recommendation to the full Board as to which persons should be our Board's nominees. Our Board has adopted a written charter for the Nominations and Corporate Governance Committee, a copy of which is posted on our website (www.wilshirebank.com) under the Investor Relations page. This Committee is composed of nine directors, Kyu-Hyun Kim, Donald Byun, Lawrence Jeon, Steven Koh, Richard Y. Lim, Craig Mautner, Young Hi Pak, Harry Siafaris, and John Taylor, each of whom the Board has determined is independent under the NASDAQ rules. Mr. Kim serves as the Committee's Chairman. The Nominations and Corporate Governance Committee held two meetings during the fiscal year 2011. The duties and responsibilities of the Nominations and Corporate Governance Committee include:

  •
  identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;

  •
  recommending to our Board the director nominees for the next annual meeting of shareholders;

  •
  recommending to our Board director committee assignments;

  •
  recommending to the Board the compensation for our directors;

  •
  reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers;

  •
  monitoring continuing education program for our directors; and

  •
  evaluating annually the Nominations and Corporate Governance Committee charter.

        Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nominations and Corporate Governance Committee considers these requirements when recommending Board nominees. Our Nominations and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Our Nominations and Corporate Governance Committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. When considering potential director candidates, the Nominations and Corporate Governance Committee also considers the candidate's character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of Wilshire Bancorp and the existing directors. While the Nominations and Corporate Governance Committee has the authority to do so, we have not, as of the date of this proxy statement, paid any third party to assist in identifying and evaluating Board nominees.

        Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nominations and Corporate Governance Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our seconded amended and restated bylaws. See "Shareholder Director Nominations and Other Proposals for the Next Annual Meeting of Shareholders—Consideration of Director Nominees," for additional information regarding shareholder nominations of director candidates.

        No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock who is not also a director of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        In accordance with its written charter, which was approved in its current form by the Board of Directors on August 25, 2004, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.

        Our Board of Directors has determined that all four members of the Audit Committee meet the independence and experience requirements of the SEC and NASDAQ, and that the Audit Committee Chairman, Mr. Taylor, satisfies the criteria for an "audit committee financial expert" as defined by the regulations of the SEC.

        Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing our financial statements and internal controls over financial reporting and for reviewing our unaudited interim financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. In accordance with the Audit Committee Charter, the Audit Committee acts only in an oversight capacity and relies, without independent verification, on the information provided to the Committee and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of our independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

        The Audit Committee recommended the engagement of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2011.

        During fiscal year 2011, the Audit Committee held fifteen meetings. The Audit Committee's regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent registered public accounting firm, Deloitte & Touche LLP. Among other things, the Audit Committee discussed with our internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee discussed and reviewed with the independent registered public accounting firm all communications required by standards of the Public Company Accounting Oversight Board, including the matters required to be discussed by PCAOB AU 380, Communication with Audit Committees, and Rule 2-07, Communication with Audit Committees, of Regulation S-X, and, with and without management present, discussed and reviewed the results of the independent registered public accounting firms' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

        The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2011 with management, the internal auditors, and our independent registered public accounting firm. Management's discussions with the Audit Committee included a review of critical accounting policies.

        The Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between us and our auditors that might bear on the auditors' independence consistent with the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee has reviewed and approved the amount of fees paid to Deloitte & Touche for audit and non-audit services. The Audit Committee concluded that the provision of services by Deloitte & Touche is compatible with the maintenance of Deloitte & Touche's independence.

        At four of its fifteen meetings during 2011, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

        Based on the above-mentioned review and discussions with management, the internal auditors and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

John R. Taylor (Chairman)
Lawrence Jeon (Vice Chairman)
Kyu-Hyun Kim
Donald Byun

Dated: March 28, 2012

 PRINCIPAL AUDITOR FEES AND SERVICES

        Our Audit Committee appointed Deloitte & Touche, LLP as our independent auditors for the fiscal years 2011 and 2010. Representatives of Deloitte & Touche are expected to be present at our annual shareholders' meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        The following table shows the fees paid or accrued by us for the audit and other services provided by Deloitte & Touche for fiscal 2011 and 2010.

	2011	2010
Audit Fees	$1,212,681	$495,500
Audit Related Fees	—	—
Tax Fees	66,050	64,050

Total	$1,278,731	$559,550

        As defined by the SEC, (i) "audit fees" are fees for professional services rendered by the independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, and the review of registration statements filed with the SEC and the issuance of consents and comfort letters; and (ii) "tax fees" are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning.

        Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors' independence. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent registered public accounting firm.

        Consistent with the SEC's rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated pre-approval authority to its Chairman.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our common stock as of the record date by (1) each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of the persons named in the Summary Compensation Table appearing later in this proxy statement (the "Named Executive Officers"), and (4) all of our directors and Named Executive Officers as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or dispositive power and options that are currently exercisable or exercisable within 60 days (listed below as "Vested Option Shares"). Each director, officer or 5% or more shareholder known to us, as the case may be, has furnished to us information with respect to beneficial ownership. Except as otherwise indicated in the footnotes to this table, we believe that the beneficial owners of common stock listed below, based on information each of them has provided to us, have sole voting and dispositive power with respect to their shares.

        The table below lists the applicable beneficial ownership percentage which is calculated based upon 71,282,518 shares of common stock outstanding as of April 10, 2012. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 10, 2012 are deemed outstanding for the purpose of calculating the percentage ownership of the person holding these options, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise noted, the address for each shareholder listed below is: C/O Wilshire Bancorp, Inc., 3200 Wilshire Blvd., Los Angeles, California 90010.

		Common Stock Beneficially Owned(1)
Beneficial Owner	Shares Beneficially Owned(a)	Vested Option Shares(b)		Total (a) & (b)	Percentage of Shares Beneficially Owned
Greater than 5% Shareholders
Steven Koh	5,855,407	37,500	(2)	5,892,907	8.27%
BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	4,736,450	—		4,736,450	6.64%
Sandler O'Neill Asset Management, LLC(3) 150 East 52nd Street 30th Floor New York NY 10022	4,403,900	—		4,403,900	6.18%
The Vanguard Group, Inc.(3) PO BOX 2600 V26 Valley Forge PA 19482-2600	3,726,127	—		3,726,127	5.23%
Directors and Named Executive Officers:
Donald Byun	1,010,000	12,500	(2)	1,022,500	1.43%
Lawrence Jeon	87,900	12,500	(2)	100,400	0.14%
Kyu-Hyun Kim	530,000	12,500	(2)	542,500	0.76%
Richard Y. Lim	563,494	10,000	(2)	573,494	0.80%
Craig Mautner	10,000	10,000		20,000	0.03%
Young Hi Pak	661,572	10,000	(2)	671,572	0.94%
Harry Siafaris	415,000	12,500	(2)	427,500	0.60%
John R. Taylor	—	10,000		10,000	0.01%
Jae Whan Yoo	201,800	—		201,800	0.28%
Jack Choi	—	—		—	0.00%
Alex Ko	25,161	20,000		45,161	0.06%
Elaine Jeon	52,620	29,300		81,920	0.11%
Peter Koh	60,000	6,400		66,400	0.09%
All executive officers and directors as a group (14)	9,472,954	183,200		9,656,154	13.52%

(1)
Except as otherwise noted, may include shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a charitable, family or living trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary.

(2)
As of January 30, 2012, the Company modified certain directors' stock options. All granted options were cancelled and re-granted with the first 25% vesting on the modification date. These re-granted options are exercisable for 10 years with the exercise price of $3.53 and expire on the date 10 years from the date of grant.

(3)
As the information about institutional shareholders are based on a Schedule 13G filed with the SEC, the number of shares reported are as of December 31, 2011, but the percentage is based on the number of shares of Wilshire Bancorp's common stock issued and outstanding April 10, 2012.

 COMPENSATION DISCUSSION & ANALYSIS

        The Human Resources Committee, or the "HR Committee," of our Board of Directors oversees our compensation programs. Our compensation programs include programs designed specifically for the Company's executive officers who are named in the Summary Compensation Table appearing later in this proxy statement. In this Compensation Discussion and Analysis section of the proxy statement, the terms "we," "our," or "us" refer to the Company.

        The Board of Directors established the HR Committee to, among other things, review and recommend the compensation levels of Named Executive Officers, evaluate the performance of Named Executive Officers, and consider senior management succession issues and related matters of the Company.

        In accordance with the Marketplace Rules of the NASDAQ Stock Market, Inc., the HR Committee is composed entirely of independent, non-management members of the Board of Directors. No HR Committee member participates in any of the Company's employee compensation programs and none of the HR Committee members has any material business relationships with the Company.

Executive Officer Compensation Program

  Compensation Program Philosophy

        The Company's practice has generally been not to provide employment contracts to any of its executive officers. However, in an exception to this practice, the Company has typically entered into an employment agreement for the President and Chief Executive Officer of the Company. The Company entered into an employment agreement with the Company's current President and CEO, Mr. Jae Whan Yoo, upon his appointment in February 2011. The terms of the employment agreement are discussed later in this proxy statement. Additional or other employment contracts are considered by the HR Committee and the Board of Directors only when they were considered necessary and beneficial to the Company.

        The Company's compensation philosophy is to attempt to directly link executive compensation to continuous improvements in corporate performance, achievement of specific operation, financial and strategic objectives, and increases in shareholder value. The HR Committee reviews the compensation packages of the Named Executive Officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, the Company's financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration.

  Compensation Program Objectives and Rewards

        The primary goals of the Company's compensation program are to attract, motivate, and retain executives capable of leading the Company in achieving its business objectives. Our HR Committee and Board of Directors believe that compensation should:

  •
  to the extent of incentive or bonus compensation, relate to the value created for shareholders by being tied to the financial performance and condition of the Company and each executive officer's contribution thereto;

  •
  reward individuals who help the Company achieve its short-term and long-term objectives and thereby contribute significantly to the success of Company;

  •
  help to attract and retain the most qualified individuals available by being competitive in terms of compensation paid to persons having similar responsibilities and duties in other companies in the same and closely-related industries; and

  •
  reflect the qualifications, skills, experience and responsibilities of each executive officer.

        The Company uses a compensation framework with multiple payment components to balance various short-term and long-term objectives. We believe the framework rewards our executive officers for favorable financial performance of the Company over the longer term, while also recognizing that our executive officers have shorter term needs to maintain a reasonable lifestyle. For example, the HR Committee views base salary and perquisites as a means to provide some degree of security to each executive at the base threshold level of compensation, to provide such executives with a reasonable standard of living and a base wage at a level comparable to our peers, and to encourage the executives' day-to-day productivity. On the other hand, the HR Committee views annual cash incentives as motivation for our executives to focus on the Company's annual goals; and it views longer term incentives such as equity awards, including stock option grants, as a means to motivate our executives to focus on longer term strategic goals that will drive value for all the Company's shareholders and, accordingly, also reward the executives for helping the Company achieve these longer term strategic goals.

  Compensation Program Oversight and Implementation

        The HR Committee, which is composed of five independent directors, is responsible for performing compensation committee functions, as provided under the rules of the SEC and NASDAQ, including the review and recommendation to the Board of Directors of the compensation of the Named Executive Officers. The HR Committee exercises independent discretion in respect of executive compensation matters, subject to review and approval of their recommendations on such matters by the Board of Directors.

        To carry out the compensation program process, the HR Committee meets once at the beginning of the fiscal year to determine the salary for each Named Executive Officer. Salary is predominantly based upon the Named Executive Officer's salaries in previous years. However, the HR Committee also considers several other factors when determining salary and other compensation for the Named Executive Officers. Some of those factors are: (a) leadership; (b) performance compared to the financial and strategic goals for each Named Executive Officer; (c) nature, scope and level of responsibilities; and (d) contribution to the Company's financial results in previous periods. And, with respect to the President and Chief Executive Officer, the HR Committee also considers the terms of the employment agreement governing the base salary for that position. Because the HR Committee has not formally or historically applied any specific weighting to the various factors considered, the HR Committee ultimately uses its own judgment and expertise in determining appropriate base salary levels that meet the Company's overall objectives. The HR Committee then compares its initial view with information it has gathered on comparable executives in the Peer Group (discussed below) and makes any adjustments it believes are necessary to reflect changing market conditions that are evidenced by the Peer Group information.

        In the spring of each year, the HR Committee meets and reviews the overall performance of the Company and each Named Executive Officer for the previous fiscal year, in order to determine whether payment to the Named Executive Officers of an annual bonus is appropriate. In making its determination, the HR Committee is mindful of the fact that the annual bonus for the President and Chief Executive Officer is typically set as part of his or her employment agreement. With respect to each of the Company's other Named Executive Officers, any such annual bonus is wholly discretionary based upon such review of the Company's and the individual's performance by the HR Committee. At this same time, the HR Committee generally also determines whether the Named Executive Officers and other key officers will receive stock option grants, or other equity grants, which the HR Committee believes will link the achievement of longer term strategic and financial goals for the Company, as well as longer term individual performance, resulting in greater value for all the Company's shareholders.

        As participants in the U.S. Treasury's Troubled Asset Relief Program, or "TARP," bonus and other incentive compensation payments to our Named Executive Officers during 2011 were restricted by the Emergency Economic Stabilization Act of 2008 ("EESA"), as amended by the American Recovery and Reinvestment Act of 2009 ("ARRA"). Our HR Committee considered these restrictions in making compensation decisions for the Named Executive Officers for 2011, and, to the extent they were applicable, considered these restrictions when making compensation decisions during 2012. As a result of the Company's redemption of 60,000 shares of our TARP preferred securities and the U.S. Treasury's sale of the remaining 2,158 shares to third-parties on March 29, 2012, we are no longer subject to the above-described restrictions on executive compensation. The specific restrictions on executive compensation resulting from our participation in TARP are described in more detail in the section of this proxy statement entitled, "Executive Compensation Considerations Related to TARP."

   Review of Named Executive Officers Performance

        Periodic annual reviews of the Named Executive Officers are presented to the HR Committee by our Chief Executive Officer for its consideration. The HR Committee takes into account these annual reviews, as well as other information it deems relevant (including generally the Peer Group and Industry data analyses detailed below) in making recommendations to the Board of Directors regarding each Named Executive Officer's compensation. Our Board of Directors makes all final compensation decisions for Named Executive Officers, including salary and bonus payments, as well as stock option grants. Mr. Jae Whan Yoo, who is a director as well as President and Chief Executive Officer, abstains from discussion and voting on stock option grants and also on matters relating to his own compensation package. With respect to each decision by the Board of Directors regarding compensation of the Named Executive Officers discussed in this proxy statement, unless noted otherwise herein, the Board of Directors determined to accept the recommendations of the HR Committee with respect to such matters.

  Role of Named Executive Officers in Compensation Decisions

        The HR Committee works with each Named Executive Officer to review each element of his or her compensation. In each case, several factors, such as the scope of responsibilities and experience, are taken into account and balanced against the HR Committee's view of competitive salary levels. The HR Committee also reviews the Chief Executive Officer's annual performance evaluation of each Named Executive Officer, including each executive's contribution and performance over the past year, strengths, weaknesses, development plans and succession plans. Although the Chief Executive Officer and other Named Executive Officers participate in discussions with the HR Committee regarding their respective compensation, all deliberations by and voting on recommendations from the HR Committee with respect to the compensation of the Chief Executive Officer are done outside the presence of the Chief Executive Officer.

  Peer Group and Compensation Targets

        In order to ensure the Company's overall compensation program for our Named Executive Officers is competitive, the HR Committee reviews the compensation programs of two financial services organizations that are viewed by the HR Committee as directly competing banks (the "Peer Group"), as well as those of the banking industry published by the California Department of Financial Institutions and California Bankers Association (the "Industry" data). The Peer Group is used to guide executive compensation levels against community banks that have executive positions with responsibilities similar in scope and have the business network that compete with the Company for executive talent.

        Below is a table showing the comparable financial institutions in the Peer Group. The Peer Group includes two direct competitors which are publicly-traded community bank holding companies located in the same metropolitan areas as the Company: Hanmi Financial Corporation and BBCN Bancorp, Inc. In order to remain consistent from year to year, we expect that the HR Committee will use this type of Peer Group analysis as part of our annual marketplace study. On the other hand, because some of the specific financial institutions included in the Peer Group may change their size, relevance or other pertinent factors, the Peer Group could include new or different companies in the future. On a broader scale, the Industry data includes data published by the California Department of Financial Institutions, by the California Bankers Association and by Carpenters and Company, and is based on a large pool of financial institutions operating within the State of California. The Peer Group maintains branch network in areas with a large number of ethnic minority groups such as Los Angeles, New York, Chicago and Dallas metropolitan areas. The HR Committee reviews the data of the Peer Group and the Industry in general (collectively referred to as the "Survey Data") in order to gauge whether it believes that the overall compensation of the Named Executive Officers is competitive. While the Industry data is generally considered relevant by the HR Committee to its recommendation process, the HR Committee considers the Peer Group data to be the most relevant comparative data in its recommendation process.

Peer Group Table(1)
(In thousands)

Peer	Revenues($)(2)	Net Income($)(3)	Total Assets($)	Market Cap($)	Return on Average Equity(4)
Wilshire	$131,180	$(33,988)	$2,696,854	$308,653	-11.46%
Hanmi	125,028	28,147	2,744,824	264,194	14.04%
BBCN	152,948	22,547	5,166,604	784,522	6.54%

(1)
All financial information in the table above is as of December 31, 2011.

(2)
Revenues include net interest income and non-interest income as of December 31, 2011.

(3)
Net income to common shareholders as of December 31, 2011

(4)
Return on Average Equity, or ROAE, is calculated by dividing 2011 net income for each company by 2011 average equity for each company. Source of information for Hanmi Financial Corporation and BBCN Bancorp, Inc. is the annual report of each institution.

  Executive Compensation Considerations Related to TARP

        On December 12, 2008, we issued to the U.S. Treasury (i) 62,158 shares of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A, and (ii) a warrant to purchase initially 949,460 shares of our common stock, for an aggregate purchase price of $62,158,000. This transaction resulted from our voluntary participation in the Capital Purchase Program ("CPP") of the U.S. Treasury's Troubled Asset Relief Program, or "TARP." As a result of the Company's participation in the CPP, we became subject to certain executive compensation requirements under Section 111(b) of EESA (as amended by the ARRA), the rules and guidelines promulgated by the Treasury thereunder, and the contract pursuant to which we sold the senior preferred shares.

        On March 29, 2012, the Treasury sold all of our TARP senior preferred securities and we substantially redeemed 60,000 shares. As a result of this sale, the TARP restrictions on executive compensation are no longer generally applicable to us. Those restrictions were applicable, however, to our compensation programs during fiscal years 2009, 2010, 2011 and for the portion of 2012 during which our TARP senior preferred securities were held by Treasury (collectively referred to as the "TARP Period"). Consequently, an understanding of the TARP executive compensation restrictions is necessary for a complete understanding of our overall executive compensation policies, programs and arrangements during the TARP Period.

        During the TARP Period, the TARP compensation restrictions were generally applicable to what the Treasury refers to as our "senior executive officers" ("SEOs") and, in certain instances, additional officers or employees of the Company. After the management changes in the early of 2011, our board designated five named executive officers for SEC reporting purposes. Those officers were also considered our SEOs for the purposes of the EESA. Currently our named executive officers are Jae Whan Yoo, Alex Ko, Jack Choi, Elaine Jeon, and Peter Koh.

        The executive compensation requirements that were applicable to us during the TARP Period include:

  •
  Prohibition on Incentive Compensation that Provides an Incentive to Take Unnecessary and Excessive Risks. The TARP executive compensation restrictions prohibited us from providing incentive compensation arrangements that encourage our SEOs to take unnecessary and excessive risks that threaten the value of the financial institution.

  •
  Risk Review.  Our HR Committee was required within 90 days after the sale of the senior preferred shares by the Company to the Treasury to review the incentive compensation of the SEOs with the Company's senior risk officer(s), or other personnel acting in a similar capacity, to ensure that the SEO incentive compensation arrangements do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company. Our HR Committee was required to meet at least semiannually with the senior risk officer(s), or individual(s) acting in a similar capacity, to discuss, evaluate and review the relationship between the Company's risk management policies and practices and the SEO and employee compensation arrangements. Our HR Committee most recently met with the Company's senior management on February 29, 2012 to review, evaluate and discuss the SEO and employee compensation arrangements and determined that such arrangements do not encourage the SEOs to take unnecessary and excessive risks that could threaten the value of the Company. For more information regarding the HR Committee's risk assessment and review, see the section of this proxy statement entitled, "Human Resources Committee Report."

  •
  Clawback.  During the TARP Period, the Company was required to ensure that any bonus, retention award, and incentive compensation paid to an SEO or the next 20 most highly compensated employees were subject to recovery or "clawback" by the Company if it is determined that the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

  •
  Golden Parachutes.  During the TARP Period, the Company was required to prohibit any golden parachute payment to an SEO or the next five most highly compensated employees. The Company was also prohibited from deferring any such payment beyond the expiration of the TARP Period. For purposes of this requirement, "golden parachute payment" means any payment to an SEO for departure for any reason and amounts received upon a change in control of the Company, excluding certain payments from qualified retirement plans, foreign retirement plans and severance or similar payments required under state or foreign law.

  •
  Prohibition on Bonuses and Similar Payments.  During the TARP Period, the Company was prohibited from paying or accruing any bonus, retention award to its top five most highly compensated employees. There are exceptions for long-term restricted stock meeting certain criteria and payments under legally binding employment contracts entered into on or before February 11, 2009.

  •
  Limit on Tax Deduction.  In connection with its sale of the senior preferred shares, the Company agreed not to claim, during any taxable year in which the Treasury holds an equity or debt position with the Company, any deduction for federal income tax purposes for compensation that would not be deductible if section 162(m)(5) of the Internal Revenue Code were to apply to the Company. Section 162(m)(5) limits the aggregate amount of compensation, including performance-based compensation, that may be deducted annually by an applicable institution for each of its five most highly compensated executive officers to $500,000 during any applicable taxable year. The Company was subject to this $500,000 deduction limitation for the 2011 taxable year.

  •
  Shareholder "Say-on-Pay" Vote Required.  During the TARP Period, we were required to permit a non-binding shareholder vote to approve the compensation of executives as disclosed in the Company's proxy statement. The Company has included in this proxy statement a proposal providing for an advisory vote to approve the compensation of our executives. See "Proposal No. 2—Approval of a Non-Binding Advisory Vote on the Compensation of Wilshire Bancorp's Executive Officers." At our Annual Meeting in 2011, our shareholders approved the compensation of our executives for 2010 as disclosed in last year's proxy statement. We value this endorsement by our shareholders of our executive compensation policies, and accordingly, our Board has recommended that we continue to hold shareholder Say-on-Pay votes on an annual basis going forward.

  •
  Prohibition on Compensation Plans that "Encourage" Earnings Manipulation.  During the TARP Period, the Company was prohibited from implementing any compensation plan that would encourage manipulation of the reported earnings of the Company in order to enhance the compensation of any of its employees. The Company does not believe it has any compensation plan that would encourage manipulation of the reported earnings of the Company.

  •
  Semiannual Compensation Plan Evaluation Required.  During the TARP Period, the Company's HR Committee was required to meet at least semiannually to discuss and evaluate employee compensation plans in light of an assessment of any risk to the Company posed by such plans.

  •
  CEO, CFO and HR Committee Certification Requirements.  The ARRA and the Treasury's related regulations required our CEO and CFO to provide a written certification of compliance with the executive compensation restrictions in the ARRA as an exhibit to our annual report on Form 10-K filed with the SEC. Additionally, our HR Committee was required to annually certify that it had completed its review of the SEO and employee compensation plans and provide a narrative description of how it limited features in the SEO and employee compensation plans that could encourage the undesirable behaviors restricted by these requirements. The Company has included this certification and narrative in this proxy statement for the fiscal year 2011. See "Human Resources Committee Report."

  •
  Policy Regarding Excessive or Luxury Expenditures.  The ARRA required us to implement a company-wide policy regarding excessive or luxury expenditures, including excessive expenditures on entertainment or events, office and facility renovations, aviation or other transportation services. A copy of the Company's Policy Regarding Excessive or Luxury Expenditures is published on the Company's website (www.wilshirebank.com) on the Investor Relations page.

  •
  Perquisite Disclosure Requirements.  The ARRA and the Treasury interim final rule required us to disclose any perquisite provided to any employee subject to the ARRA's bonus limitations with a total value exceeding $25,000 during the fiscal year. We were also required to provide a narrative description of the amount and nature of any such perquisites, the recipient of these perquisites, and a justification for offering these perquisites (including a justification for offering the perquisite, and not only for offering the perquisite with a value that exceeds $25,000). This disclosure applied only to our SEOs. During 2011, the Company did not provide any perquisite with a total value exceeding $25,000.

  •
  Prohibition on Tax Gross-Up Payments.  The Company was prohibited from making any tax "gross-up" payment, or a payment to cover taxes due on compensation such as golden parachutes and perquisites, to any of the SEOs and the 20 next most highly compensated employees.

  •
  Disclosure of Compensation Consultants.  During the TARP Period, we were required to disclose whether the Company or our HR Committee engaged a compensation consultant and to provide a narrative description of the services provided by any such consultant, including any non-compensation related services provided by the consultant or any of its affiliates, as well as a description of the use of any "benchmarking" procedures in the consultant's analysis.

  •
  Treasury Review of Prior Payments.  The ARRA directs the Treasury to review bonuses, retention awards, and other compensation paid to our SEOs and the next 20 most highly-compensated employees of the Company and to "seek to negotiate" with the Company and affected employees for reimbursement if it finds any such payments were inconsistent with CPP or otherwise in conflict with the public interest. The Treasury established a Special Master for TARP who is responsible for administering these reviews and negotiating any such reimbursements, and who may render advisory opinions on whether any particular payments are inconsistent with the CPP or otherwise in conflict with the public interest.

        The HR Committee reviews and approves our compensation policies and practices, particularly with respect to executive officers, and other members of senior management. In light of these requirements governing executive compensation as a result of our participation in the CPP, our HR Committee conducted reviews of our compensation policies, programs and arrangements, and has taken appropriate steps to modify policies, programs and arrangements as necessary to comply with applicable CPP regulations, including with respect to our 2011 executive compensation.

        The above-described compensation restrictions played an important role in our compensation policies, programs and arrangements during the years in which we were subject to the requirements of EESA, ARRA and Treasury's related regulations. Even though these specific restrictions are no longer applicable to us, our HR Committee and Board of Directors will continue to review the Company's compensation arrangements to ensure that they do not encourage our executive officers to take unnecessary and excessive risks that threaten the value of our Company. Notwithstanding our release from the TARP executive compensation requirements, our HR Committee and Board of Directors will continue to consider ways to limit risks that could result from our executive compensation programs.

  Dodd-Frank Act

        Section 951 of the Dodd-Frank Act amends the Securities Exchange Act of 1934 to add a new section 14A which makes applicable to all public companies certain executive compensation and corporate governance requirements similar to those already imposed on participants in the TARP CPP. On January 25, 2011, the SEC adopted a final rule implementing the Dodd-Frank requirements. These requirements are:

  •
  Shareholder "Say-on-Pay" Vote.  Under the new section 14A of the Securities Exchange Act of 1934 and SEC rule adopted pursuant to section 14A, all public companies are required to permit, at least once every three years, a non-binding shareholder vote to approve the compensation of executives as disclosed in the proxy statement for any shareholder meeting at which directors will be elected. The SEC rule clarifies that the annual "Say-on-Pay" vote required for TARP participants under the ARRA satisfies this requirement. As previously stated, we have included in this proxy statement a proposal providing for an advisory vote to approve the compensation of our executives. "Proposal No. 2—Approval of a Non-Binding Advisory Vote on the Compensation of Wilshire Bancorp's Executive Officers.

  •
  Shareholder "Say-on-Frequency" Vote.  All public companies that are not TARP participants subject to the ARRA are required to permit, at least once every six years, a separate non-binding shareholder vote on whether the "Say-on-Pay" vote should be held every one, two or three years. TARP companies, such as the Company, which are required to hold annual "Say-on-Pay" votes under the ARRA, are not required to hold the "Say-on-Frequency" vote until the first shareholder meeting after the Company has repaid all of its obligations under the TARP. As a result of our redemption of 60,000 shares of our TARP senior preferred securities and the U.S. Treasury's sale of our remaining TARP preferred securities as of March 29, 2012, we have included a "Say-on-Frequency" proposal in this proxy statement for consideration at our 2012 annual meeting.

  •
  Shareholder "Say-on-Golden Parachute" Vote.  The Dodd-Frank Act provisions and the SEC rule thereunder require public companies to permit a separate, non-binding advisory shareholder vote to approve golden parachute compensation arrangements for named executive officers when shareholders are asked to approve a merger, acquisition, consolidation, or proposed sale or disposition of substantially all assets of the company that would trigger such parachute payments. However, if such compensation arrangements have been approved by the shareholders in a "Say-on-Pay" vote, then a separate "say-on-golden parachute" vote is not required. The rule also requires certain detailed disclosures with respect to the named executive officers' golden parachute arrangements in a proxy statement for the approval of a merger, acquisition, sale of the company's assets or similar transaction or in an annual meeting proxy statement if such arrangements are being included in the "Say-on-Pay" vote.

        The provisions of the Dodd-Frank Act also included other executive compensation requirements, subject to rulemaking by the SEC, which are applicable to public companies. The SEC is expected to issue rules later this year to implement these additional requirements. Such requirements include:

  •
  Hedging Policy.  The SEC is required to issue rules requiring public companies to disclose in their proxy statements whether directors and employees are permitted to hedge the value of equity securities held directly or indirectly by the director or employee. We do not currently have a policy prohibiting our directors, officers or employees from hedging the value of shares of our common stock held by the director, officer or employee. As soon as these rules are issued by the SEC, we intend to take any appropriate steps to comply with the requirements.

  •
  Clawback Policy.  The Dodd-Frank Act requires the SEC to issue rules that prohibit a national securities exchange, such as NASDAQ, from listing any company that has not adopted a clawback policy to require recovery or "clawback" by the Company from any current or former executive officer any incentive compensation paid during the three years preceding any accounting restatement due to material noncompliance with reporting requirements if such payments exceed what would have been paid based on the restated results. The Company will be required to disclose this policy in its annual proxy statement. We are currently subject to certain clawback requirements under the EESA and ARRA in connection with our participation in the CPP and under the Sarbanes-Oxley Act of 2002. We intend to take any appropriate steps to comply with the new clawback requirements once the final rules are issued by the SEC.

Compensation Program Elements for 2011

        For 2011, the HR Committee determined that the overall compensation program for the Named Executive Officers, including the benefits program, should consist of the following: (a) base salaries; (b) long-term incentive compensation through restricted stock awards and (c) health, welfare, and survivor income benefits.

   Base Salaries

        In 2011, the HR Committee held three meetings to discuss, deliberate, and vote on recommendations for the salaries of the Named Executive Officers. The HR Committee determined that the salaries of the Named Executive Officers were competitive with the peer banks' Survey Data.

  Incentive Bonus Payments

        The Company typically pays two types of incentive bonus payments to the Named Executive Officers, each of which is generally discretionary in nature. The first is the short-term bonus, which is part of an overall summer and winter bonus pool recommended to be set aside for all employees. The second is a longer term, annual bonus paid in the early part of the following fiscal year, based on the annual performance of the Company and the individual performance of the individual Named Executive Officer.

        The Board of Directors does not have any formal quantitative benchmarks that trigger the payment of incentive bonuses to its named executive officers. Each year, the Board conducts a qualitative review of the performance of each named executive officer, taking into consideration the overall financial and strategic performance of the Bank. The Board makes the decision to pay bonuses to the named executive officers in its discretion, with the exception of the bonus payable to our Principal Executive Officer, pursuant to his employment agreement. In an effort to avoid establishing specific quantitative performance criteria and benchmarks that may promote unnecessary or excessive risk-taking by the Company's named executive officers, the Board's decisions regarding incentive bonus compensation to named executive officers are based upon subjective and qualitative criteria determined by the Board that relate primarily to the executive's individual performance and the long-term financial and strategic performance and strength of the institution as a whole.

        The Board does review certain quantitative factors when considering the long-term financial and strategic performance and strength of the Company as a whole. For example, as a general rule, the Board will typically review the Company's earnings performance as compared to prior years when determining whether it is appropriate to pay bonuses in any given year. This type of quantitative review is not, however, required as a part of any formal written policy or agreement (other than the provisions of our Principal Executive Officer's employment agreement) and the Board may determine not to pay bonuses, even in years when the Company performs well financially.

        As described above under "Executive Compensation Considerations Related to TARP," we were restricted in our ability to pay incentive bonuses to our top five most highly compensated employees during the TARP Period. As a result of the previously-described TARP restrictions on executive compensation and also in light of the Bank's financial performance, we did not pay an incentive bonus to any Named Executive Officer in 2011.

  Long-term Incentive Through Equity Grants

        In March 2008, the HR Committee and Board of Directors approved the Company's 2008 Stock Incentive Plan (the "2008 Plan"). From time to time, the HR Committee has made recommendations to the full Board of Directors concerning stock option grants to Named Executive Officers and employees.

        Each stock option permits the Named Executive Officer, generally for a period of five to ten years, to purchase one share of Company stock from the Company at the exercise price, which is the closing price of the Company stock on the date of grant. Stock options have value only to the extent the price of the Company stock on the date of exercise exceeds the exercise price. In 2011, due largely to restrictions under EESA and ARRA, no stock options were granted to Named Executive Officers. The Company did, however, make restricted stock awards to the Named Executive Officers in compliance with the terms of EESA and ARRA, as detailed in the table titled "Summary Compensation Table—Senior Executives," below.

  Health and Welfare Benefits

        We offer a variety of health and welfare programs to all eligible employees. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as the rest of our employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, pharmacy, dental, vision, life insurance and accidental death and disability.

        We provide full time employees, regularly scheduled to work 30 or more hours per week, short-term disability, long-term disability and basic life insurance at no cost to the employee. We offer a qualified 401(k) savings and retirement plan. All of our employees, including Named Executive Officers, are generally eligible to participate in our 401(k) plan.

  Survivor Income Agreements; Bank-Owned Life Insurance Policies

        In 2003, we adopted a Survivor Income Plan for the benefit of the directors and officers of Wilshire State Bank, in order to encourage their continued employment and service with Wilshire State Bank and to reward them for their past service and contribution. Wilshire State Bank has also entered into separate Survivor Income Agreements with its officers and directors relating to the Survivor Income Plan. Under the terms of the Survivor Income Plan, each participant is entitled to a base amount of death proceeds as set forth in the participant's election to participate, which base amount increases three percent per calendar year, but only until normal retirement age, which is 65, and is grossed up for taxes using the Wilshire State Bank's state and federal effective tax rate for the preceding calendar year. If the participant remains employed by Wilshire State Bank after age 65, the death benefit will be fixed at the amount determined at age 65. If a participant has attained age 65 prior to becoming a participant in the Survivor Income Plan, the death benefit shall be equal to the base amount set forth in their election to participate with no increases. Wilshire State Bank is obligated to pay any death benefit owing under the Survivor Income Plan in a lump sum within 90 days following the participant's death.

        The participant's rights under the Survivor Income Plan terminate upon termination of employment with Wilshire State Bank. Upon termination of employment (except for termination for cause), the participant will have the option to convert the amount of death benefit calculated at such termination of employment date to a split dollar arrangement, provided such arrangement is available under bank regulation or tax law. If available, Wilshire State Bank and the participant will enter into a split dollar agreement and split dollar policy endorsement. Under such an arrangement, we would annually impute income to the officer or director based on tax law or rules in force upon conversion.

        Two of our former directors, Fred Mautner and Mel Elliot, who failed to qualify for Wilshire State Bank's selected insurer's standard or preferred-rate death benefit provided by the Survivor Income Plan in 2003, have received payments from Wilshire State Bank in the amount of $5,000, payable annually, until their death in lieu of participating in the Survivor Income Plan.

        In January 2012, Wilshire State Bank decided to increase base amounts of death benefits under the Director's Survival Income Plan for those directors who have served for more than five years. Harry Siafaris, Kyu-Hyun Kim, Steven Koh, Richard Y. Lim, and Young Hi Pak received increases in death benefits ranging from $85,000 to $198,000. Additionally, John R. Taylor and Craig Mautner will be eligible to participate in the Director's Survival Income Plan upon completion of 6 months of service on the board in May 2012 and July 2012, respectively.

        In order to fund Wilshire State Bank's obligations under the Survivor Income Plan, Wilshire State Bank purchased bank-owned life insurance policies covering the lives of our directors and certain officers with an aggregate premium amount of $10.5 million in 2003, $3 million in 2005, $600,000 in 2008, and $500,000 in 2011. For these amounts, we paid a single premium in 2003, 2005, 2008, and 2011 and have not made any other payments since that time. Wilshire State Bank is the sole owner of the policies, the primary beneficiary of the life insurance policies and recognizes the increase of the cash surrender value of the policies as tax-exempt other income.

        The following table summarizes the amount of the supplemental death benefit each director and named executive officer is entitled to receive under the Survivor Income Plan:

Director or Executive Officer	Initial Pre- Retirement Death Benefit	Post-Retirement Death Benefit
2003 Awards
Elaine Jeon	$150,000	$296,038
Kyu-Hyun Kim	300,000	390,000
Steven Koh	1,000,000	1,464,770
Richard Y. Lim	300,000	385,000
Young Hi Pak	300,000	482,031
Harry Siafaris	300,000	390,000
2005 Awards
Donald Byun	$300,000	$358,216
2008 Awards
Lawrence Jeon	$300,000	$592,076
Alex Ko	300,000	592,076
2011 Awards
Jae Whan Yoo	$500,000	$546,364

Tax Implications of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to the Chief Executive Officer or any other Named Executive Officers unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. We have qualified certain compensation paid to Named Executive Officers for deductibility under Section 162(m), including (i) certain amounts paid as base salary and incentive bonus, (ii) certain compensation expense related to options granted pursuant to the Company's 1997 and 2008 Stock Option Plan. We may from time to time pay compensation to our Named Executive Officers that may not be deductible, including discretionary bonuses or other types of compensation outside of our plans.

        As a participant in the CPP during 2011, the tax deduction available to us for compensation paid to certain executives is further limited. Specifically, as it relates to tax treatment, the tax deduction previously available to us for compensation paid to executives covered by Section 162(m) of the Internal Revenue Code has been reduced from $1 million to $500,000, and the exception for "performance-based" compensation (which previously was not subject to the limit on tax deductible compensation) will no longer apply.

        Although the Company has generally attempted to structure executive compensation so as to preserve deductibility, the Company also believes that there may be circumstances where the Company's interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

        Although equity awards may be deductible for tax purposes by the Company, the accounting rules pursuant to APB 25 and FAS 123(R) require that the portion of the tax benefit in excess of the financial compensation cost be recorded to paid-in-capital.

Severance Plan and Payments upon Termination or Change-In-Control

        The Company does not have a severance plan in place for any of its Named Executive Officers except for severance provided under the written employment agreement of our Principal Executive Officer, as described below. As described in the section of this proxy statement entitled, "Executive Compensation Considerations Related to TARP," the Company was subject to the restrictions under the EESA and implementing regulations during the TARP Period. Those restrictions include a prohibition on severance payments and payments upon a change of control to any of the Company's senior executive officers and the five next most highly-compensated employees. Each of the company's Named Executive Officers, including Jae Whan Yoo, who is the only officer with a written employment agreement, has signed a waiver of all contractual or legal rights to any compensation that is not permissible under the EESA and the TARP regulations. Accordingly, no named executive officer was entitled to any severance or change of control during 2011.

        The Company's employment agreement with Mr. Yoo requires that severance be paid to him under certain circumstances. Specifically, in the event that Mr. Yoo is terminated without cause, his employment agreement provides that his salary would continue for the lesser of six months or the remaining term of the agreement. Even though Mr. Yoo's employment agreement provides for severance, the Company would not have been permitted to pay any severance to him prior to March 29, 2012 due to the TARP restrictions on executive compensation. Following March 29, 2012, however, Mr. Yoo will be entitled to the above-described severance in the event that his employment is terminated without cause.

        The Company's stock incentive plan also provides for acceleration of vesting with respect to certain stock options and restricted stock awards that are held by the Company's named executive officers. The acceleration provisions of the Company's stock incentive plan operate similarly for all Company employees. Accordingly, the plan does not discriminate in scope, terms or operation, in favor of executive officers of the Company. Options and restricted stock under the plan are also available generally to all salaried employees.

Employment Agreements

        Effective February 18, 2011, Mr. Jae Whan Yoo was named as President and Chief Executive Officer for the Company and the Bank. In connection with his appointment as President and Chief Executive Officer, Wilshire Bancorp, the Bank and Mr. Yoo have entered into a three-year employment agreement. Pursuant to his employment agreement, Mr. Yoo will receive an annual base salary of $330,000, $340,000 and $350,000 in the first, second and third years, respectively, of his employment agreement. In addition, the employment agreement provides that Mr. Yoo will be paid an incentive bonus based upon the Bank exceeding the Bank's pre-tax earnings for the previous year in order for the bonus component to be paid, with 2011 as the first base year. The incentive bonus is calculated as four percent of the net difference of the Bank's pre-tax earnings for that year in excess of the Bank's pre-tax earnings for the previous year, with 2011 as the first base year; provided, however, that in no event will such bonus be more than 75 percent of the amount of Mr. Yoo's base salary, and the payment of any such bonus is subject to TARP limitations. Mr. Yoo's employment agreement provides that, subject to the terms of a separate Restricted Stock Agreement and the Company's 2008 Stock Incentive Plan, the Company will grant Mr. Yoo, 20,000 shares of restricted stock. Mr. Yoo's employment agreement also provides that, if he is terminated without cause, his salary will continue for the lesser of six months or the remaining term of the agreement.

        As described above under "Executive Compensation Considerations Related to TARP," restrictions on payments to certain of our Named Executive Officers, including Mr. Yoo, were governed by the terms of EESA, as amended by ARRA. As a result of the TARP restrictions on incentive bonus and severance payments, Mr. Yoo was not eligible to receive any incentive bonus payments or severance payments pursuant to his written employment contract for periods prior to the sale of all of our TARP senior preferred securities on March 29, 2012. The terms of Mr. Yoo's employment agreement expressly provide that he will accept the compensation standards under the CPP and thereby cap or eliminate some of his contractual or legal rights, including those under his written employment agreement, for periods during which the our TARP obligations were outstanding.

 EXECUTIVE COMPENSATION—SUMMARY TABLE

        The following table sets forth for each of the executive officers named below: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2009, December 31, 2010 and December 31, 2011; (ii) the grant date fair value recognized for stock and option awards, in accordance with ASC 718 (iii) the dollar value of earnings for services pursuant to awards granted during these years under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during these years; (v) all other compensation for these years; and, finally, (vi) the dollar value of total compensation for these years.

Summary Compensation Table—Senior Executives

Name	Year	Salary($)		Bonus($)	Stock Awards(1)($)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)		Total($)
Jae Whan Yoo	2011	$283,884		$—	$135,200	—	—	—	$31,491	(2)	$450,575
President & CEO(2)
Alex Ko	2011	$247,500		$—	$—	—	—	—	$22,705	(3)	$270,205
EVP & CFO	2010	$236,250		$—	$1,510	—	—	—	$24,271	(3)	$262,031
	2009	$210,000		$—	$101,400	—	—	—	$24,551	(3)	$335,951
Jack Choi	2011	$55,167		$—	$—	—	—	—	$3,382	(4)	$58,549
EVP & Chief Credit Officer(4)
Elaine Jeon	2011	$165,000		$—	$—	—	—	—	$18,856	(5)	$183,856
SVP & Chief Operations Administrator(5)
Peter Koh	2011	$122,960		$10,000	$—	—	—	—	$16,085	(6)	$149,045
SVP & Deputy Chief Credit Officer(6)
Joanne Kim	2011	$74,845	(7)	$—	$—	—	—	—	$4,827	(7)	$79,672
Former President & CEO(7)	2010	$277,500		$—	$1,971	—	—	—	$34,352	(7)	$313,823
	2009	$267,500		$—	$132,834	—	—	—	$33,917	(7)	$434,251
Sung Soo Han	2011	$55,624	(8)	$—	$—	—	—	—	$4,838	(8)	$60,462
Former EVP & Chief	2010	$193,750		$—	$601	—	—	—	$22,714	(8)	$217,065
Lending Officer(8)	2009	$190,000		$—	$40,560	—	—	—	$23,319	(8)	$253,879
Seung Hoon Kang	2011	$177,547	(9)	$—	$—	—	—	—	$15,871	(9)	$193,418
Former SVP & Chief Credit Officer(9)

(1)
The amounts shown in this column represent the grant date value of restricted stock awards granted to the CEO and Named Executive Officers (NEOs) in 2011, calculated in accordance with SEC rules.

(2)
Mr. Yoo joined Wilshire State Bank on February 18, 2011. He received $5,775 as the Company contribution to his 401(k) Plan; the amount of $15,750 in car allowance; $2,072 in gasoline paid by the Company; and $7,894 in club dues in 2011.

(3)
Mr. Ko received $12,375, $12,374 and $12,375 in 2011, 2010 and 2009, respectively, as the Company contribution to his 401(k) Plan; the amount of $6,600, $8,400 and $8,400 in car allowance in 2011, 2010 and 2009; $3,061, $3,497 and $3,139 in gasoline paid by the Company in 2011, 2010 and 2009; and $669 and $637 in club dues in each of 2011 and 2009, respectively.

(4)
Mr. Choi joined Wilshire State Bank on October 14, 2011. He received the amount of $1,650 in car allowance; $347 in gasoline paid by the Company; and $1,385 in club due in 2011.

(5)
Ms. Jeon is designated as a "named executive officer" of the Company on May 23, 2011. She received $9,900 as the Company contribution to her 401(k) Plan, $6,600 in car allowance, and $2,356 in gasoline paid by the Company in 2011.

(6)
Mr. Koh is designated as a "named executive officer" of the Company on May 23, 2011. He received $7,378 as the Company contribution to his 401(k) Plan, $6,600 in car allowance $2,107 in gasoline paid by the Company in 2011.

(7)
Ms. Kim resigned as Chief Executive Officer on February 18, 2011, and was succeeded by Jae Whan Yoo. Her salary included $38,231 for unused vacations in 2011. She received $2,100, $13,212 and $13,330 in 2011, 2010 and 2009, respectively, as the Company contribution to his 401(k) Plan; the amount of $1,844, $18,000 and $18,000 in car allowance in 2011, 2010 and 2009; $883, $3,140 and $2,587 in gasoline paid by the Company in 2011, 2010 and 2009, respectively.

(8)
Mr. Han was terminated as Chief Lending Officer on March 11, 2011, and was succeeded by CEO. His salary included $14,999 for unused vacations in 2011. He received $2,437, $11,625 and $11,400 in 2011, 2010 and 2009, respectively, as the Company contribution to his 401(k) Plan; the amount of $1,450, $8,400 and $8,400 in car allowance in 2011, 2010 and 2009; $951, $2,689 and $2,469 in gasoline paid by the Company in 2011, 2010 and 2009, respectively; and $1,050 in club dues in 2009.

(9)
Mr. Kang was designated as a "named executive officer" of the Company on May 23, 2011, but was not deemed to be "named executive office" after November 21, 2011 due to serving as Chief Marketing Officer. He resigned as Chief Marketing Officer on December 30, 2011 and was succeeded by CEO. His salary included $11,442 for unused vacations in 2011. He received $6,600 in car allowance $3,653 in gasoline, and $5,618 in club dues paid by the Company in 2011.

Grant of Plan-Based Awards

        There was no grant of plan-based award by any Named Executive Officers in 2011.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information on outstanding option and stock awards held by the Named Executive Officers at December 31, 2011, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End

			Option awards					Stock awards
Name	Grant Date		Number of Securities underlying unexercised option (#) exercisable	Number of Securities underlying unexercised option (#) unexercisable(1)	Equity incentive plan awards: Number of Securities underlying unexercised unearned option(#)	Option exercise price($)	Option Expiration date	Number of shares or units of stock that have not vested(#)	Market value of shares or units of stock that have not vested($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Jae Whan Yoo	02/28/2011	(2)	—	—	—	—	—	20,000	$135,200	—	—
Alex Ko	06/11/2008		20,000	5,000	—	$9.00	06/11/2013	—	—	—	—
	11/27/2009	(3)	—	—	—	—	—	15,000	$101,400	—	—
	01/15/2010	(3)	—	—	—	—	—	96	$754	—	—
	04/15/2010	(3)	—	—	—	—	—	65	$757	—	—
Elaine Jeon	02/01/2005		4,500	—	—	$15.21	02/01/2015	—	—	—	—
	06/11/2008		20,000	5,000	—	$9.00	06/11/2013	—	—	—	—
	11/27/2009		4,800	3,200	—	$6.76	11/27/2014	—	—	—	—
Peter Koh	06/11/2008		4,000	1,000	—	$9.00	06/11/2013	—	—	—	—
	11/27/2009		2,400	1,600	—	$6.76	11/27/2014	—	—	—	—

(1)
All options granted prior to the fiscal 2006 for the Named Executive Officers vest over a period of four (4) years, with the first 20% vesting on the date of grant. These options are exercisable for 10 years, and expire on the date 10 years from the date of grant. Options granted during and after fiscal 2006 expire on the date 4 years from the date of grant and vest over 5 years, with the first 20% vesting on the date of grant.

(2)
Mr. Yoo's 20,000 shares of restricted stock will vest over a period of three years; provided that no shares will vest, and all such shares shall remain restricted, during the TARP Period.

(3)
Mr. Ko's 15,000 shares of restricted stock will vest over a period of three years; provided that no shares will vest, and all such shares shall remain restricted, during the TARP Period.

Option Exercises and Stock Vested

        There were no options exercised by any Named Executive Officer in 2011. No restricted stocks were vested for any Named Executive Officer in 2011.

Pension Benefits

        The table disclosing the actuarial present value of each Named Executive Officer's accumulated benefit under defined benefit plans, the number of years of credited service under each such plan, and the amount of pension benefits paid to each Named Executive Officers during the year is omitted because the Company does not have a defined benefit plan for Named Executive Officers. The only retirement plan available to Named Executive Officers in 2011 was the Company's qualified 401(k) savings and retirement plan, which is available to all employees.

Non-Qualified Deferred Compensation

        The table disclosing contributions to non-qualified defined contributions and other deferred compensation plans, each Named Executive Officer's withdrawals, earnings and fiscal year-end balances in those plans is omitted because, in 2011, the Company had no nonqualified deferred compensation plans or benefits for executive officers or other employees of the Company.

DIRECTOR COMPENSATION

        The Company generally uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Nominations and Corporate Governance Committee considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company from members of the Board.

Cash Compensation Paid to Board Members

        Meetings of our Board of Directors are held each month, generally on the same day as meetings of the Wilshire State Bank Board meeting. Each member of our Board of Directors also serves on Wilshire State Bank's Board of Directors. During the fiscal year 2011, directors received $3,000 per month for their service as directors on the Board. The Chairman of the Board of Directors at Wilshire State Bank received $3,500 per month in addition to the monthly director fee in 2011. The Chairman of the Audit Committee of Wilshire State Bank received $1,500 per month in addition to the monthly director fee in 2011. The Chairman of the Loan Committee at Wilshire State Bank received $1,500 per month in addition to the monthly director fee in 2011. Directors are paid $300 per meeting attended for the following Bank-level director committees: Audit Committee, Directors Loan Committee, Compliance/BSA/CRA Committee, Human Resources Committee and the Special Assets Committee meetings. Directors are not paid additional fees for their service on the Wilshire Bancorp Board Meetings or Committees.

        The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2011.

 Summary Compensation Table—Directors

Name	*Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Nonequity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total($)
Donald Byun	$72,900	—	—	—	—	$595	$73,495
Mel Elliot(3)	36,300	—	—	—	—	$5,000	$41,300
Lawrence Jeon	74,100	—	—	—	—	$595	$74,695
Kyu-Hyun Kim	57,000	—	—	—	—	$595	$57,595
Steven Koh	94,200	—	—	—	—	$595	$94,795
Richard Y. Lim	37,800	—	—	—	—	$595	$38,395
Fred Mautner(4)	49,200	—	—	—	—	$5,595	$54,795
Young Hi Pak	37,800	—	—	—	—	$595	$38,395
Harry Siafaris	51,600	—	—	—	—	$595	$52,195
John R. Taylor(5)	7,200	—	$19,807	—	—	$595	$27,602
Joanne Kim(6)	3,000	—	—	—	—	—	$3,000

(1)
For stock option grants, the value shown is what is also included in the Company's financial statements per FAS 123(R). See the financial statements included in the 2008 Annual Report for a complete description of the FAS 123(R) valuation. The actual number of awards granted is shown in the "Outstanding Equity Awards at Fiscal Year End" table included later in this proxy statement.

(2)
Board members received $595 in apparel, except Mr. Elliot. Mr. Elliot and Mr. Mautner received $5,000 each in lieu of insurance premiums under the Company's Survivor Income Plan.

(3)
Mel Elliot retired as a member of Board of Directors on January 31, 2011. Mr. Elliot received $3,300 as director's fee and $33,000 as consulting fee after his retirement in 2011.

(4)
Fred Mautner retired as a member of Board of Directors on May 25, 2011. Mr. Mautner received $28,200 as director's fee and $21,000 as consulting fee after his retirement in 2011.

(5)
John R. Taylor joined as a member of Board of Directors on November 21, 2011.

(6)
Joanne. Kim resigned as Chief Executive Officer on February 18, 2011, and was succeeded by Jae Whan Yoo.

Grant of Plan-Based Awards

        There were no grants of plan-based awards made to any of our directors in 2011. There is no formal policy or plan that requires stock options to be issued to the Company's directors. The issuance of options to directors is a determination that is made by the Board of Directors at its discretion, after taking into consideration factors such as the performance of the Company, the fair value of the options and options issued to directors of similarly situated companies.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information on outstanding option and stock awards held by the directors at December 31, 2011, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

 Outstanding Equity Awards at Fiscal Year-End

		Option awards					Stock awards
Name	Grant Date	Number of Securities underlying unexercised option (#) exercisable	Number of Securities underlying unexercised option (#) unexercisable(1)	Equity incentive plan awards: Number of Securities underlying unexercised unearned option(#)	Option exercise price($)	Option expiration date	Number of shares or units of stock that have not vested(#)	Market value of shares or units of stock that have not vested($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Donald Byun	07/15/2009	30,000	10,000	—	$6.61	07/15/2019	—	—	—	—
	12/02/2009	7,500	2,500	—	$7.43	12/02/2019	—	—	—	—
Mel Elliot(2)	06/25/2008	30,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	10,000	—	—	$7.43	12/02/2019	—	—	—	—
Lawrence Jeon	06/25/2008	40,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	7,500	2,500	—	$7.43	12/02/2019	—	—	—	—
Kyu-Hyun Kim	06/25/2008	40,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	7,500	2,500	—	$7.43	12/02/2019	—	—	—	—
Steven Koh	06/25/2008	140,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	7,500	2,500	—	$7.43	12/02/2019	—	—	—	—
Richard Y. Lim	06/25/2008	30,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	7,500	2,500	—	$7.43	12/02/2019	—	—	—	—
Fred Mautner(3)	06/25/2008	50,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	10,000	—	—	$7.43	12/02/2019	—	—	—	—
Young Hi Pak	06/25/2008	30,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	7,500	2,500	—	$7.43	12/02/2019	—	—	—	—
Harry Siafaris	06/25/2008	40,000	—	—	$9.32	06/25/2018	—	—	—	—
	12/02/2009	7,500	2,500	—	$7.43	12/02/2019	—	—	—	—
John R. Taylor(4)	11/21/2011	10,000	30,000	—	$2.99	11/21/2021	—	—	—	—

(1)
All options granted for directors with the first 25% vesting on the date of grant. The options are exercisable for 10 years, and expire on the date 10 years from the date of grant.

(2)
Mel Elliot retired as a member of Board of Directors on January 31, 2011 and his all remaining unvested stock options became exercisable with the retirement.

(3)
Fred Mautner retired as a member of Board of Directors on May 25, 2011 and his all remaining unvested stock options became exercisable with the retirement.

(4)
John R. Taylor joined a member of Board of Directors on November 21, 2011.

Option Exercises and Stock Vested

        There were no options exercised by directors in 2011. No stock awards vested with respect to any director during 2011.

Compensation Risk Assessment

        As discussed in our "Human Resources Committee" report, below, our Human Resources Committee conducted assessments of the risks associated with our compensation policies and practices during 2011, including our compensation arrangements for both executives and non-executive employees. That assessment included a review of policies and procedures relating to the components of our compensation program, a review of incentive-based equity and cash compensation features, identification of any compensation design features that could potentially encourage excessive or imprudent risk taking, and consideration of the presence or absence of controls, oversight or other factors that mitigate potential risk.

        Based upon the above-described review, the Company does not believe that its compensation practices are reasonably likely to have any material adverse effect on the Company or its business. Currently, we have only one written employment agreement with our Chief Executive Officer, Jae

Whan Yoo. A summary of the terms of his employment agreement is included in this proxy statement under the subheading "Employment Agreements."

        Mr. Yoo's employment agreement includes an annual incentive bonus to be paid him in an amount equal to four percent of any excess in the Bank's pre-tax earnings during the current year over the amount of such pre-tax earnings for the prior year. The Board does not believe, however, that this incentive compensation creates any excessive or material risk for the Company. Any annual bonus to be paid to Mr. Yoo under his employment agreement is limited to 75% of his annual base salary. Mr. Yoo did not receive any incentive bonus in 2011 because it was the first base year.

        Notwithstanding the foregoing, and as described in the section of this proxy statement entitled "Executive Compensation Considerations Related to TARP," there were previously restrictions on the Company's ability to pay any incentive bonuses to our Named Executive Officers and certain of the Company's other most highly compensated officers. These officers, including Mr. Yoo, and the Company's other named executive officers, have agreed in writing to accept the compensation standards in existence at that time under the CPP, thereby restricting or eliminating some of their contractual or legal rights.

        While the Company has informal (i.e., not pursuant to any written agreement) commission compensation arrangements with certain of its other non-executive employees, we do not believe that these arrangements are reasonably likely to have a material adverse effect on the Company. The individual commissions paid to these employees have never exceeded the annual salary that is paid to the Company's Chief Executive Officer. These commissions are based upon the levels of loan production of certain of the Company's loan officers. The Board believes that any risk created by these types of production incentives are sufficiently mitigated by the Company's regular loan review and approval process, which is independent of the employee in question.

HUMAN RESOURCES COMMITTEE REPORT

        The Human Resources Committee held three meetings during fiscal year 2011. The Human Resources Committee, with the assistance of management, reviewed the elements of our compensation programs, which are mentioned in the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, to determine whether any portion of our compensation practices encouraged excessive risk taking and concluded that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Human Resources Committee, the Human Resources Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to shareholders.

        In addition, in accordance with U.S. Treasury regulations applicable to participants in the TARP Capital Purchase Program, the Human Resources Committee of Wilshire Bancorp's Board of Directors certifies that:

  1.
  It has reviewed with senior risk officers the senior executive officer (SEO) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Wilshire Bancorp.

  2.
  It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks that the plans pose to Wilshire Bancorp.

  3.
  It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage manipulation of reported earnings of Wilshire Bancorp to enhance the compensation of any employee.

        During the period after June 15, 2009, our Human Resources Committee has at least every six months reviewed (i) with the Company's senior risk officer compensation plans to ensure that the senior executive officer compensation plans do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company, (ii) with the Company's senior risk officer, the Company's employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company, and (iii) the Company's employee compensation plans to eliminate any features of the these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

        As required under Treasury's June 2009 interim final regulations implementing the TARP executive compensation limitations (the "Interim Final Rule") included in EESA, the Company's Senior Risk Officer on February 29, 2012 reviewed with the Human Resources Committee all of the Company's incentive compensation plans for all employees. This review included discussion, evaluation and review of the plans applicable to the Company's senior executive officers and other eligible officers to ensure that such plans do not encourage such officers to take unnecessary and excessive risks that threaten the value of the Company; discussion, evaluation and review of all employee plans in light of the risks posed to the Company by such plans and how to limit such risks (including ensuring the plans do not encourage behavior focused on short-term results rather than long-term value creation); and discussion, evaluation and review of all employee plans to ensure the plans do not encourage the manipulation of reported earnings to enhance the compensation of any of the Company's employees.

        In meeting with the Company's Senior Risk Officer and other members of executive management, the Human Resources Committee identified the Company's Senior Executive Officer compensation plans and incentive compensation arrangements. The Human Resources Committee's review of the Company's plans and incentive compensation arrangements concluded with a determination by the Committee that the Company's incentive compensation plans did not encourage unnecessary and excessive risks that threatened the value of the Company and did not encourage manipulation of the Company's reported earnings to enhance the compensation of any of the Company's employees.

        The HR Committee has assessed its policies and practices in compensating employees, including non-executive officers, as they relate to the Company's risk management practices and risk-taking incentives. The Company does not believe that its compensation practices are reasonably likely to have any material adverse effect on the Company or its business. In 2011, the Company's only written employment agreement was with its Chief Executive Officer. Until February 18, 2011, we had a written employment agreement with Joanne Kim, our former Chief Executive Officer. That agreement terminated upon her resignation and the appointment of her successor, Mr. Jae Whan Yoo. Concurrently with Mr. Yoo's appointment as our new Chief Executive Officer, we entered into a formal written employment agreement with him. A summary of the terms of this employment agreement are included in this proxy statement. The agreement includes an annual incentive bonus to be paid to our Chief Executive Officer in an amount equal to four percent of any excess in the Bank's consolidated pre-tax earnings during the current year over the amount of such pre-tax earnings for the prior year. The Board does not believe, however, that this incentive compensation creates any excessive or material risk for the Company. Any annual bonus to be paid to Mr. Yoo under his employment agreement is limited to 75% of his annual base salary.

        Mr. Yoo did not receive any incentive bonus during 2011 because, pursuant to the terms of the employment agreement, 2011 will be the beginning "base year" for determination of any bonus payable thereunder. Also, despite the bonus provisions in his employment agreement and as is described in the section of the this proxy statement that is entitled "Executive Compensation Considerations Related to TARP, " there were restrictions on the Company's ability to pay any incentive bonuses to Mr. Yoo or to the Company's other top five most highly compensated officers during the TARP Period. Mr. Yoo's employment agreement expressly acknowledges the Company's participation in the TARP Capital Purchase Program, and provides that any benefits, salary or other incentives that would otherwise be payable to him under his employment agreement are expressly limited by the requirements of EESA and Treasury's Interim Final Rule.

        While the Company has informal (i.e., not pursuant to any written agreement) commission compensation arrangements with certain of its other non-executive employees, the Company does not believe that these arrangements are reasonably likely to have a material adverse effect on the Company or that they encourage any unnecessary or excessive risk. The individual commissions paid to these employees have never exceeded the annual salary that is paid to the Company's Chief Executive Officer. Although these commissions are based upon the levels of loan production of certain of the Company's loan officers, the Board believes that any risk created by these types of production incentives are sufficiently mitigated by the Company's regular loan review and approval process, which is independent of the employee in question.

        Neither the Company, the Board of the Company, nor the Company's Human Resources Committee has engaged a compensation consultant for the purpose of compensation analysis or any non-compensation related services during the past five years.

        Submitted by the Human Resources Committee of the Board of Directors

Harry Siafaris (Chairman)
Young Hi Pak (Vice Chairperson)
Steven Koh
Kyu-Hyun Kim
Richard Y. Lim
Dated: February 29, 2012

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2011, our HR Committee consisted of Harry Siafaris, Steven Koh, Kyu-Hyun Kim, Richard Y. Lim, and Young Hi Pak. No member of the HR Committee was an officer or employee of Wilshire Bancorp or any of its subsidiaries during 2011 and no member of the HR Committee is formerly an officer of Wilshire Bancorp or any of its subsidiaries. In addition, none of our executive officers has served as a member of a compensation committee or Board of Directors of any other entity of which an executive officer is currently serving as a member of the Board.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Under Section 402 of the Sarbanes-Oxley Act of 2002, it is generally prohibited for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition, however, is not applicable to loans that are made in compliance Section 22(h) of the Federal Reserve Act or the Federal Reserve's Regulation O. We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

        Certain of our officers, directors and principal shareholders and their affiliates have had transactions with the Bank, including borrowings and investments in certificates of deposit. Our management believes that all such loans and investments have been and will continue to be made in the ordinary course of business of the Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features. All loans made by the Bank to its directors, officers and principal shareholders are in compliance with the requirements of Federal Reserve Regulation O.

        We recognize that related party transactions can present potential or actual conflicts of interest and create the appearance that the Company decisions are based on considerations other than the best interests of our shareholders. To ensure that all loans and related party transactions are in the Company's best interests, the Board of Directors of Wilshire Bancorp has charged the Directors' Loan Committee of the Bank, which is made up of all independent directors, excluding any interested parties, to review and evaluate all loans to related parties. The Loan Committee of the Bank reviews such loans for compliance with the "Insider Loans" provisions of the Bank's General Loan Policy. The policy requires that a majority of the entire Board of Directors approve, in advance, all loans to insiders of the Bank and their related interests or to insiders of an affiliate of the Bank where the aggregate amount loaned to the insider and his or her related interests exceeds the greater of $25,000 or 5 percent of the Bank's capital and unimpaired surplus. The interested party may not participate directly or indirectly by participating in the discussion during the voting. Prior approval also is needed whenever the aggregate amount of such loans exceeds $500,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Shareholders"), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and 10% Shareholders of the Company are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

        Based solely on our review of copies of such forms received, and except as set forth below, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% shareholders were timely satisfied.

        Due to administrative oversight, Form 3 was delinquently filed as follows: on behalf of Jae Whan Yoo on March 27, 2012, regarding his appointment of President and CEO the Company effective February 18, 2011, and on behalf of John Taylor on March 16, 2012, regarding his becoming a director of the Company effective November 21, 2011.

PROPOSAL NO. 2
APPROVAL OF A NON-BINDING ADVISORY VOTE
ON THE COMPENSATION OF WILSHIRE BANCORP'S EXECUTIVE OFFICERS

        The following proposal is an advisory, non-binding vote on the compensation of the Company's named executive officers as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. The Company presents the resolution set forth below for approval by the shareholders.

        We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our shareholders. Our HR Committee, which is comprised entirely of independent directors, oversees our executive compensation program and monitors our policies to ensure they continue to emphasize programs that reward executives for results that are consistent with shareholder interests.

        We encourage you to closely review our Compensation Discussion and Analysis, beginning on page 21 of this proxy statement, as well as the tabular disclosure which follows that discussion, including the footnotes and narratives which accompany each table, as they describe our compensation policies and procedures and the components and amounts comprising the compensation paid to our named executive officers.

        The following resolution gives you as a shareholder the opportunity to endorse or not endorse the compensation we pay to our named executive officers by voting to approve or not approve such compensation as described in this proxy statement:

  "RESOLVED, that the shareholders of Wilshire Bancorp, Inc. (the "Company") approve the compensation of the Company's executives named in the Summary Compensation Table of the Company's Proxy Statement for the 2012 Annual Meeting of Shareholders, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related disclosure contained in the proxy statement."

        Because your vote is advisory, it will not be binding upon our Board of Directors and may not be construed as overruling any decision by the Board or create or imply any additional fiduciary duty by the Board of Directors. However, the Human Resources Committee may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

        Our Board of Directors and our Human Resources Committee believe that our commitment to responsible compensation practices as described in this proxy statement justifies a vote by shareholders FOR the resolution approving the compensation of our executives as disclosed in this proxy statement.

        The presentation of this proposal for a shareholder vote does not restrict or limit the ability of shareholders to make other proposals for inclusion in our proxy materials related to executive compensation, as long as those proposals are otherwise made consistent with the requirements of Wilshire Bancorp's Bylaws.

Vote Required and Board Recommendation

        If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting, will be required to approve the advisory proposal on executive compensation.

        The Board of Directors unanimously recommends a vote FOR approval of the compensation of the Company's executives named in the Summary Compensation Table of the Company's proxy statement for the 2012 Annual Meeting of Shareholders, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related disclosure contained in the proxy statement.

 PROPOSAL NO. 3
ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF FUTURE SHAREHOLDER
VOTING ON EXECUTIVE COMPENSATION

        This Proposal Three is an advisory, non-binding vote on the frequency of shareholder votes on executive compensation, or a "Say-on-Frequency" proposal, as required by Section 14A of the Securities Exchange Act which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. As a participant in U.S. Treasury's CPP, we were required to hold a shareholder vote on executive compensation on an annual basis, and as such, we were exempt from the requirement to hold a Say-on-Frequency vote in prior years. As a result of the sale of all of our TARP preferred shares on March 29, 2012, we are asking our shareholders to vote upon a Say-on-Frequency vote at our 2012 annual meeting.

        In Proposal Two, we asked our shareholders to vote on the compensation of the Company's named executive officers. Proposal Two is commonly called "Say-on-Pay" proposal. In this proposal, shareholders may cast an advisory non-binding vote on how often the Company should include a Say-on-Pay proposal in its proxy materials for future annual shareholder meetings or other meeting of shareholders at which directors will be elected and for which the rules of the SEC require executive compensation disclosure pursuant to Item 402 of Regulation S-K. The vote on this proposal is not binding on the Company but will be considered by our HR Committee as it administers the Company's executive compensation program. Shareholders may vote for a frequency of Say-on-Pay votes of one, two, or three years, or may abstain from voting.

        Shareholders should note that their views on compensation are not binding on the HR Committee. This vote also will not be binding on the Company's Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. The HR Committee and the Board may, however, take into account the outcome of the vote when considering when to present shareholders with a resolution to approve executive compensation.

        We remind shareholders that annual advisory votes on compensation will occur well after year-end performance reviews and annual compensation determinations for the then-current performance year. In addition, neither this vote nor a decision to present an executive compensation vote annually will necessarily affect when the shareholders will be asked to vote on executive compensation in future years.

Vote Required and Board Recommendation

        If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the annual meeting, will be required to approve the advisory proposal on the frequency of future shareholder votes on executive compensation.

        While our executive compensation program is designed to promote a long-term connection between compensation and performance, our Board recognizes that executive compensation decisions and disclosures are made annually. An annual vote gives our HR Committee shareholder feedback with respect to executive compensation on a regular basis. The Board believes this input is important. After careful consideration, our Board of Directors believes the presentation of a resolution to approve the compensation of our executives should be presented to shareholders for an advisory vote every year.

 PROPOSAL NO. 4
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

The Proposed Amendment

        Wilshire Bancorp is currently authorized to issue up to 80,000,000 shares of common stock, no par value, and up to 5,000,000 shares of preferred stock. Our Board of Directors recommends that you approve a proposed amendment to Section (A) of Article IV of Wilshire Bancorp's articles of incorporation to increase the authorized number of shares of our common stock from 80,000,000 shares to 200,000,000 shares. The proposed amendment is subject to shareholder approval at our annual shareholders' meeting. If approved by the shareholders, the amendment will become effective upon the filing of a certificate with the California Secretary of State, and Section (A) of Article IV of our articles of incorporation will be amended to read in its entirety as follows:

  (A)    The Corporation is authorized to issue two classes of shares, designated as "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is Two Hundred Million (200,000,000) and the number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000).

  The remainder of Article IV will not be altered by this proposed amendment and will remain unchanged.

        As of April 10, 2012, there were approximately 71,282,518 shares of our common stock issued and outstanding. In addition, 2,887,739 shares of our authorized but unissued common stock are reserved for issuance under the Wilshire Bancorp, Inc. 2008 Stock Option Plan, 949,460 shares of our authorized but unissued common stock are reserved for issuance upon exercise of the warrant that we issued to the U.S. Treasury in connection with our participation in the TARP Capital Purchase Program, an additional 126,900 shares of our authorized but unissued common stock are reserved for issuance to the holders of stock options previously granted and still outstanding under the Wilshire State Bank 1997 Stock Option Plan. Thus, approximately 4,753,383 shares of our common stock remain authorized, unissued, and not reserved for issuance, and are therefore available for future issuance or sale at the discretion of our Board of Directors.

Reasons for the Proposed Amendment

        On March 28, 2012, our Board of Directors adopted a resolution setting forth the proposed terms of the amendment to our articles of incorporation and determined that it is advisable and in the best interests of Wilshire Bancorp and our shareholders to increase the number of authorized shares of our common stock from 80,000,000 shares to 200,000,000 shares. The proposed increase in the number of authorized shares would provide our Board of Directors with flexibility to satisfy certain corporate needs and objectives that may be in the best interests of Wilshire Bancorp and our shareholders. Given the limited number of authorized shares of our common stock that are currently available for issuance, Wilshire Bancorp is potentially constrained from raising additional capital or pursuing future corporate transactions that may be in our best interests, without the expense and delays associated with calling a special meeting of our shareholders. Such expense or delay could be detrimental to our Company and our shareholders.

Effect of the Increase

        If the proposal to amend our articles of incorporation is approved, any or all of the authorized shares of our common stock could be issued by our Board of Directors without any further shareholder action, unless shareholder approval is required by our articles of incorporation, applicable law, regulatory authorities or the NASDAQ listing standards. Upon issuance, the additional shares of common stock would have rights identical to the currently outstanding shares of our common stock.

        Adoption of the proposed amendment to our articles of incorporation alone, without further action by the Board of directors, would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing shareholders. To the extent that the additional authorized shares of common stock are issued in the future, such issuance may decrease existing shareholders' percentage equity ownership, could be dilutive to the voting rights of existing shareholders and, depending on the price at which such shares are issued, have a negative effect on the market price of our common stock.

        Current shareholders have no preemptive or similar rights, which mean that current shareholders do not have a prior right to purchase any newly issued shares of our common stock to maintain their proportionate ownership percentage in Wilshire Bancorp.

        Our Board of directors could determine to use the additional shares of authorized common stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although we have no present plans to do so. We cannot provide any assurance that any such transactions would be consummated on favorable terms or at all, that they would enhance shareholder value or that they would not adversely affect our business or the trading price of our common stock.

        The proposed amendment to our articles of incorporation is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any agreement or in the articles of incorporation or the bylaws of Wilshire Bancorp. However, our shareholders should be aware that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Wilshire Bancorp or the Board of directors more difficult or time consuming. We could use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of Wilshire Bancorp. Although this proposal has been prompted by business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by Wilshire Bancorp to oppose changes in control of Wilshire Bancorp and to perpetuate Wilshire Bancorp's management, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

        If the shareholders approve this proposal, we intend to file the related certificate of amendment to the articles of incorporation with the California Secretary of State promptly after our annual shareholders' meeting.

Vote Required and Board Recommendation

        If a quorum is present at the annual meeting, the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock will be required to approve the proposed amendment to our articles of incorporation.

        Our Board of directors unanimously recommends a vote FOR approval of the proposed amendment.

OTHER MATTERS

        To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

        We have received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER DIRECTOR NOMINATIONS AND OTHER PROPOSALS FOR
THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Consideration of Director Nominees

        Wilshire Bancorp's Bylaws provide for the nomination of directors in the following manner:

          "At any annual or special meeting of shareholders, persons nominated for election as directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein and such nominations are otherwise proper for consideration under applicable law and the articles of incorporation and bylaws of the Corporation. Notice of the name of any person to be nominated by any shareholders for election as a director of the Corporation at any meeting of shareholders shall be delivered to the Secretary of the Corporation at its principal executive office not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than 70 days in advance of the annual meeting if the Corporation shall have been previously disclosed, in these by-laws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any shareholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), such person's signed consent to serve as a director of the Corporation if elected, such shareholder's name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such shareholder. As used herein, shares "beneficially owned" shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to be beneficially owned pursuant to rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as well as all shares as to which such person, together with such person's affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that nominees not be considered if such notice has not been given."

        The Board of Directors will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with the procedures set forth in the foregoing provision. To date, we have not received any recommended nominees from any non-management shareholders or group of shareholders that beneficially owns five percent of our voting stock.

Consideration of Other Shareholder Proposals

        Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals to be included in our proxy statement and form of Proxy for the 2013 Annual Meeting of Shareholders, must be received by us at our principal executive offices in Los Angeles, California, addressed to our Corporate Secretary, not later than December 16, 2012. With respect to any shareholder proposals for director nominations submitted pursuant to our Bylaws, they must be provided in compliance with the provisions of our Bylaws which are set forth above. These proposals must comply with applicable California law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

NO INCORPORATION BY REFERENCE OF
CERTAIN PORTIONS OF THIS PROXY STATEMENT

        Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or the Exchange Act, as amended, that might incorporate future filings made by us under those statutes, neither the preceding Audit Committee Report nor the Human Resources Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

APPROVAL OF THE BOARD OF DIRECTORS

        The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our shareholders.

By Order of the Board of Directors,
/s/ JAE WHAN YOO Jae Whan Yoo President and Chief Executive Officer Wilshire Bancorp, Inc.

Los Angeles, California
April 20, 2012

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X WILSHIRE BANCORP, INC. 01GK6C 1 U P X + Annual Meeting Proxy Card  + A Proposals — The Board of Directors recommends a vote FOR the Election of the Class II Director Nominees under Proposal 1 and a vote FOR Proposals 2 and 4, and a vote of 1 Year for Proposal 3. For Against Abstain 2. Advisory (non-binding) proposal to approve executive compensation. 4. To approve an amendment to the Wilshire Bancorp, Inc. Articles of Incorporation to increase the number of authorized shares of common stock. 1. To elect as Class II Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2015 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all Class II Director nominees For All EXCEPT - To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided _____________________________________________ 01 - Richard Y. Lim 02 - Craig Mautner 03 - Harry Siafaris 04 - John R. Taylor B Non-Voting Items Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION 1 Year 2 Years 3 Years Abstain 3. Advisory (non-binding) proposal as to the frequency of future advisory shareholder votes on executive compensation. 1234 5678 9012 345 MMMMMMMMM MMMMMMM MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMMMM C 1234567890 J N T 1 3 6 8 4 9 1 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 8:59 p.m., PDT on May 29, 2012. Vote by Internet • Go to www.envisionreports.com/WIBC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

ANNUAL MEETING MAY 30, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jae Whan Yoo and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 10, 2012, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 30, 2012, and any continuation(s), postponement(s) or adjournment(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1, FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 2, ON THE PROPOSAL TO HOLD A SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION EVERY ONE YEAR UNDER PROPOSAL 3, FOR THE PROPOSAL TO APPROVE AN AMENDMENT TO WILSHIRE BANCORP’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER PROPOSAL 4, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1, AND A VOTE FOR PROPOSALS 2 AND 4 AND A VOTE OF 1 YEAR FOR PROPOSAL 3 AS DESCRIBED ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side.) Proxy — WILSHIRE BANCORP, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X WILSHIRE BANCORP, INC. 01GK7B 1 U P X + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card . + A For Against Abstain 2. Advisory (non-binding) proposal to approve executive compensation. 4. To approve an amendment to the Wilshire Bancorp, Inc. Articles of Incorporation to increase the number of authorized shares of common stock. 1. To elect as Class II Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2015 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided _____________________________________________ 01 - Richard Y. Lim 02 - Craig Mautner 03 - Harry Siafaris 04 - John R. Taylor Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IMPORTANT ANNUAL MEETING INFORMATION 1 Year 2 Years 3 Years Abstain 3. Advisory (non-binding) proposal as to the frequency of future advisory shareholder votes on executive compensation. Proposals — The Board of Directors recommends a vote FOR the Election of the Class II Director Nominees under Proposal 1 and a vote FOR Proposals 2 and 4, and a vote of 1 Year for Proposal 3. Mark here to vote FOR all Class II Director nominees MMMMMMMMM MMMMMMMMMMMM 1 3 6 8 4 9 2

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ANNUAL MEETING MAY 30, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jae Whan Yoo and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 10, 2012, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 30, 2012, and any continuation(s), postponement(s) or adjournment(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1, FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 2, ON THE PROPOSAL TO HOLD A SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION EVERY ONE YEAR UNDER PROPOSAL 3, FOR THE PROPOSAL TO APPROVE AN AMENDMENT TO WILSHIRE BANCORP’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER PROPOSAL 4, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1, AND A VOTE FOR PROPOSALS 2 AND 4 AND A VOTE OF 1 YEAR FOR PROPOSAL 3 AS DESCRIBED ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side.) Proxy — WILSHIRE BANCORP, INC.